AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 25, 2018

REGISTRATION NOS. 333 -122901

811 -21719

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[ ]
PRE-EFFECTIVE AMENDMENT NO.	[ ]
POST-EFFECTIVE AMENDMENT NO. 968	[X]
AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[ ]
AMENDMENT NO. 981	[X]

INVESTMENT MANAGERS SERIES TRUST

(Exact Name of Registrant as Specified in Charter)

235 W. Galena Street

Milwaukee, WI 53212

(Address of Principal Executive Offices, including Zip Code)

Registrant's Telephone Number, Including Area Code: (414) 299-2295

Constance Dye Shannon

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, WI 53212

(Name and Address of Agent for Service)

COPIES TO:

Laurie Anne Dee

Morgan, Lewis & Bockius LLP

600 Anton Boulevard, Suite 1800

Costa Mesa, CA 92626

It is proposed that this filing will become effective (check appropriate box):

[ ]	immediately upon filing pursuant to paragraph (b) of Rule 485; or
[X]	on October 1, 2018 pursuant to paragraph (b) of Rule 485; or
[ ]	60 days after filing pursuant to paragraph (a)(1) of Rule 485;
[ ]	on __________ pursuant to paragraph (a)(1) of Rule 485; or
[ ]	75 days after filing pursuant to paragraph (a)(2) of Rule 485; or
[ ]	on __________ pursuant to paragraph (a)(2) of Rule 485; or
[ ]	on __________ pursuant to paragraph (a)(3) of Rule 485.

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Bernzott U.S. Small Cap Value Fund

(Ticker Symbol: BSCVX)

PROSPECTUS

October 1, 2018

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Bernzott U.S. Small Cap Value Fund

A series of Investment Managers Series Trust (the “Trust”)

Table of Contents

SUMMARY SECTION	1
MORE ABOUT THE FUND’S INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS	6
MANAGEMENT OF THE FUND	8
YOUR ACCOUNT WITH THE FUND	10
DIVIDENDS AND DISTRIBUTIONS	18
FEDERAL INCOME TAX CONSEQUENCES	19
FINANCIAL HIGHLIGHTS	21

This Prospectus sets forth basic information about the Fund that you should know before investing. It should be read and retained for future reference.

The date of this Prospectus is October 1, 2018.

SUMMARY SECTION

Investment Objective

The investment objective of the Bernzott U.S. Small Cap Value Fund (the “Fund”) is long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Redemption fee if redeemed within 30 days of purchase (as a percentage of amount redeemed)	2.00%
Wire fee	$20
Overnight check delivery fee	$25
Retirement account fees (annual maintenance fee)	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.80%
Distribution (Rule 12b-1) Fees	None
Other expenses	0.37%
Total annual fund operating expenses	1.17%
Fees waived and/or expenses reimbursed[1]	(0.22%)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses[1]	0.95%

1	The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.95% of the average daily net assets of the Fund. This agreement is in effect until September 30, 2019, and it may be terminated before that date only by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of reimbursement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$97	$350	$622	$1,401

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 27% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in common stock of small capitalization companies that are organized in the United States and the securities of which are principally traded on a major U.S. exchange. The Fund’s advisor focuses on companies that it believes to be undervalued and underappreciated by the general market. The Fund considers small capitalization companies to be those companies that, at the time of initial purchase, have a market capitalization no greater than that of the largest company in the Russell 2000 Value Index during the most recent 12-month period (approximately $6.7 billion during the 12-month period ended June 30, 2018). The Russell 2000 Value Index is reconstituted annually. Because small capitalization companies are defined by reference to an index, the range of market capitalization of companies in which the Fund invests may vary with market conditions. Investments in companies that move above or below the capitalization range may continue to be held by the Fund in the sole discretion of the Fund’s advisor. The Fund will generally hold between 25 and 35 positions. In addition, the Fund may invest in exchange-traded funds (“ETFs”), which are pooled investment vehicles that generally seek to track the performance of specific indices and are traded on exchanges.

Principal Risks of Investing

Risk is inherent in all investing and you could lose money by investing in the Fund. A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objective.

Equity Securities Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

ETF Risk. Investing in an ETF will provide the Fund with exposure to the securities comprising the index on which the ETF is based and will expose the Fund to risks similar to those of investing directly in those securities. Shares of ETFs typically trade on securities exchanges and may, at times, trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, involves duplication of advisory fees and certain other expenses. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

Focused Investment Risk. Although the Fund is diversified, the Fund’s advisor focuses its investments in the securities of a relatively small number of issuers. Many financial experts may take the position that investing a portfolio in a limited number of issuers results in greater market risk and potential losses than if the portfolio’s assets were diversified among the securities of a greater number of issuers.

Management and Strategy Risk. The value of your investment depends on the judgment of the Fund’s advisor about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect. Investment strategies employed by the Fund’s advisor in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments. Due to the Fund’s investment strategies, during periods of high market returns the Fund’s investment returns may trail those of the Russell 2000 Value Index, the Fund’s benchmark index.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Sector Focus Risk. The Fund may invest a larger portion of its assets in one or more sectors than many other mutual funds, and thus will be more susceptible to negative events affecting those sectors. For example, as of May 31, 2018, 34.8% of the Fund’s assets were invested in the technology sector. Technology companies, especially small-cap technology companies, may involve greater risk because their revenue and earnings tend to be less predictable and their shares prices tend to be more volatile. Certain technology companies may have limited product lines, markets or financial resources, may depend on a limited management group or their products and services may not be economically successful or may quickly become outdated.. In addition, as of May 31, 2018, 25.7% of the Fund’s assets were invested in the industrials sector. Performance of companies in the industrials sector may be affected by, among other things, supply and demand for their specific products or services, government regulation, technological developments and fuel prices.

Small-Cap Company Risk. The securities of small-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.

Value-Oriented Investment Strategies Risk. Value stocks are those that are believed to be undervalued in comparison to their peers due to adverse business developments or other factors. Value investing is subject to the risk that the market will not recognize a security’s inherent value for a long time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. In addition, during some periods (which may be extensive) value stocks generally may be out of favor in the markets.

Performance

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the average annual total returns of the Fund compare with the average annual total returns of a broad-based market index. Updated performance information is available at the Fund’s website, www.bcafunds.com, or by calling the Fund at 877-998-9880. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Calendar-Year Total Return (before taxes)

For each calendar year at NAV

The year-to-date return as of June 30, 2018, was 6.25%

Highest Calendar Quarter Return at NAV	10.60%	Quarter Ended 12/31/2013
Lowest Calendar Quarter Return at NAV	(11.77)%	Quarter Ended 09/30/2015

Average Annual Total Returns for Period Ended December 31, 2017	One Year	Five Years	Since Inception (September 11, 2012)
Return Before Taxes	26.85%	12.50%	13.47%
Return After Taxes on Distributions*	25.42%	11.02%	12.07%
Return After Taxes on Distributions and Sale of Fund Shares*	16.28%	9.54%	10.41%
Russell 2000 Value Index (reflects no deduction for fees, expenses or taxes)	7.84%	13.01%	12.82%

*	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Advisor

Bernzott Capital Advisors (the “Advisor” or “Bernzott”)

Portfolio Managers

The portfolio management team is comprised of Kevin Bernzott, Chairman and Chief Executive Officer, Scott T. Larson, CFA, and Thomas A. Derse, CFA. The portfolio managers have been jointly and primarily responsible for the day-to-day management of the Fund’s portfolio since its inception in June 2012. Ryan Ross, CFA, has been a co-portfolio manager and jointly and primarily responsible for the day-to-day management of the Fund’s portfolio since May 2017.

Purchase and Sale of Fund Shares

To purchase shares of the Fund, you must invest at least the minimum amount.

Minimum Investments	To Open Your Account	To Add to Your Account
Direct Regular Accounts	$25,000	$5,000
Direct Retirement Accounts	$10,000	$1,000
Automatic Investment Plan	$10,000	$500
Gift Account For Minors	$10,000	$1,000

Fund shares are redeemable on any business day the New York Stock Exchange (the “NYSE”) is open for business, by written request or by telephone.

Tax Information

The Fund’s distributions are generally taxable, and will ordinarily be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax advantaged arrangement, such as a 401(k) plan or an individual retirement account. Shareholders investing through such tax advantaged arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

MORE ABOUT THE FUND’S INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Investment Objective

The Fund’s investment objective is to seek long-term capital appreciation. There is no assurance that the Fund will achieve its investment objective. The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval, upon at least 60 days’ prior written notice to shareholders. The Fund’s investment strategies and policies may be changed from time to time without shareholder approval or prior written notice, unless specifically stated otherwise in this Prospectus or the SAI.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in common stock of small capitalization companies that are organized in the United States and the securities of which are principally traded on a major U.S. exchange. The Fund will not change this investment policy unless it gives shareholders at least 60 days’ advance written notice. The Advisor focuses on companies that it believes to be undervalued and underappreciated by the general market. The Fund considers small capitalization companies to be those companies that, at the time of initial purchase, have a market capitalization no greater than that of the largest company in the Russell 2000 Value Index during the most recent 12-month period (approximately $6.7 billion during the 12-month period ended June 30, 2018). The Russell 2000 Value Index is reconstituted annually. Because small capitalization companies are defined by reference to an index, the range of market capitalization of companies in which the Fund invests may vary with market conditions. Investments in companies that move above or below the capitalization range may continue to be held by the Fund in the Advisor’s sole discretion. The Fund will generally hold between 25 and 35 positions. In addition, the Fund may invest in ETFs.

The Advisor may sell all or a portion of a position of the Fund’s portfolio holdings when in its opinion one or more of the following occurs, among other reasons: (1) the issuer’s fundamentals deteriorate; (2) the security becomes overvalued; (3) the Advisor identifies more attractive investment opportunities for the Fund; or (4) the Fund requires cash to meet redemption requests.

When the Advisor believes that current market, economic, political or other conditions are unsuitable and would impair the pursuit of the Fund’s investment objective, the Fund may invest some or all of its assets in cash or cash equivalents, including but not limited to obligations of the U.S. Government, money market fund shares, commercial paper, certificates of deposit and/or bankers acceptances, as well as other interest bearing or discount obligations or debt instruments that carry an investment-grade rating by a national rating agency. When the Fund takes a temporary defensive position, the Fund may not achieve its investment objective.

Principal Risks of Investing

The Fund’s principal risks are set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.

•	Equity Securities Risk. The value of equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests. The price of common stock of an issuer in the Fund’s portfolio may decline if the issuer fails to make anticipated dividend payments because, among other reasons, the financial condition of the issuer declines. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure in terms of priority with respect to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

•	ETF Risk. Investing in an ETF will provide the Fund with exposure to the securities comprising the index on which the ETF is based and will expose the Fund to risks similar to those of investing directly in those securities. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, involves duplication of advisory fees and certain other expenses. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

•	Focused Investment Risk. Although the Fund is diversified, the Advisor focuses its investments in the securities of a relatively small number of issuers. Many financial experts may take the position that investing a portfolio in a limited number of issuers results in greater market risk and potential losses than if the portfolio’s assets were diversified among the securities of a greater number of issuers.

•	Management and Strategy Risk. The value of your investment depends on the judgment of the Advisor about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect. Investment strategies employed by the Advisor in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments. Due to the Fund’s investment strategies, during periods of high market returns the Fund’s investment returns may trail those of the Russell 2000 Value Index, the Fund’s benchmark index.

•	Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. For example, the financial crisis that began in 2008 caused a significant decline in the value and liquidity of many securities; in particular, the values of some sovereign debt and of securities of issuers that invest in sovereign debt and related investments fell, credit became more scarce worldwide and there was significant uncertainty in the markets. Such environments could make identifying investment risks and opportunities especially difficult for the Advisor. In response to the crisis, the United States and other governments have taken steps to support financial markets. The withdrawal of this support or failure of efforts in response to the crisis could negatively affect financial markets generally as well as the value and liquidity of certain securities. In addition, policy and legislative changes in the United States and in other countries are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

•	Sector Focus Risk. The Fund may invest a larger portion of its assets in one or more sectors than many other mutual funds, and thus will be more susceptible to negative events affecting those sectors. At times the performance of the Fund’s investments may lag the performance of other sectors or the broader market as a whole. Such underperformance may continue for extended periods of time. For example, as of May 31, 2018, 34.8% of the Fund’s assets were invested in the technology sector and 25.7% of the Fund’s assets were invested in the industrials sector. Technology companies, especially small-cap technology companies, may involve greater risk because their revenue and/or earnings tend to be less predictable and their share prices tend to be more volatile. Certain technology companies may have limited product lines, markets or financial resources, or may depend on a limited management group. In addition, these companies are strongly affected by worldwide technological developments, and their products and services may not be economically successful or may quickly become outdated. The shares of smaller technology companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on the fund's ability to sell these securities. Performance of companies in the industrials sector may be affected by, among other things, supply and demand for their specific products or services and for industrial sector products in general. Moreover, government regulation, world events, exchange rates and economic conditions, technological developments, fuel prices, labor agreements, insurance costs, and liabilities for environmental damage and general civil liabilities may affect the performance of these companies.

•	Small-Cap Company Risk. Investing in small capitalization companies generally involves greater risks than investing in large-capitalization companies. Small- or mid-cap companies may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or market averages in general. Many small capitalization companies may be in the early stages of development. Since equity securities of smaller companies may lack sufficient market liquidity and may not be regularly traded, it may be difficult or impossible to sell securities at an advantageous time or a desirable price.

•	Value-Oriented Investment Strategies Risk. Value stocks are those that are believed to be undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security’s inherent value for a long time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. In addition, during some periods (which may be extensive) value stocks generally may be out of favor in the markets. Due to its value orientation, the Fund may have a higher than average exposure to cyclical stocks. Cyclical stocks may tend to increase in value more quickly during economic upturns than non-cyclical stocks, but also lose value more quickly during economic downturns. Therefore, the Fund is most suitable for long-term investors who are willing to hold their shares for extended periods of time through market fluctuations and the accompanying changes in share prices.

Portfolio Holdings Information

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI. Currently, disclosure of the Fund’s holdings is required to be made quarterly within 60 days of the end of each fiscal quarter, in the Fund’s Annual Report and Semi-Annual Report to Fund shareholders, and in its quarterly holdings report on Form N-Q.

MANAGEMENT OF THE FUND

Investment Advisor

The Advisor, Bernzott Capital Advisors, provides investment advisory services to the Fund pursuant to an investment advisory agreement between the Advisor and the Trust (the “Advisory Agreement”). Founded in 1994, the Advisor’s principal address is 888 W. Ventura Blvd., Suite B, Camarillo, CA 93010. Bernzott is registered with the SEC as an investment advisor and provides investment advice to institutional and private investors. Bernzott had approximately $895 million in assets under management as of June 30, 2018.

Pursuant to the Advisory Agreement, the Fund pays the Advisor an annual advisory fee of 0.80% of the Fund’s average daily net assets for the services and facilities it provides, payable on a monthly basis. For the fiscal year ended May 31, 2018, the Advisor received advisory fees of 0.58% of the Fund’s average daily net assets, after waiving fees pursuant to its expense limitation agreement with the Trust on behalf of the Fund.

A discussion regarding the basis for the Board’s approval of the Advisory Agreement is available in the Fund’s Annual Report to shareholders dated May 31, 2018.

Portfolio Managers

Kevin Bernzott, Scott T. Larson, and Thomas A. Derse and Ryan Ross are the co-portfolio managers of the Fund and are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. Each portfolio manager has equal authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows. The portfolio managers work as a team and have an equal vote and all buy and sell decisions are made on a unanimous basis.

Kevin Bernzott has over 24 years of investment experience. He has served as Chairman, Chief Executive Officer and Portfolio Manager for the Advisor since he founded the firm in 1994. Mr. Bernzott earned a Juris Doctorate from the University of West Los Angeles.

Scott T. Larson, CFA has over 22 years of investment experience. He has served as Chief Investment Officer and Portfolio Manager for the Advisor since 2007. Prior to joining the Advisor, Mr. Larson was a principal at Grayhawk Venture Partners from 2000 to 2007. Mr. Larson graduated summa cum laude from Arizona State University with a BS in Finance and a BA in psychology.

Thomas A. Derse, CFA has over 18 years of investment experience. He has served as President since 2016 and Portfolio Manager for the Advisor since 2004. Prior to joining the Advisor, Mr. Derse was a president of Channel Islands Capital Management, Inc. from 2000 to 2003 and partner at Litton, Williams & Derse LLP from 1997 to 2004. He holds a BS in Business Administration – Accountancy from California State University, Fresno and an MS in Taxation from Golden Gate University.

Ryan Ross, CFA has over 13 years of investment experience. He has served as an Analyst and Portfolio Manager for the Advisor since 2014. Prior to joining the advisor, Mr. Ross was an Equity Analyst at Madison Investment Advisors. Mr. Ross holds a BS in Business Administration from California State University, Northridge, and an MBA from the Stephen M. Ross School of Business at the University of Michigan.

The SAI provides additional information about each Portfolio Manager’s method of compensation, other accounts managed by the Portfolio Managers and each Portfolio Manager’s ownership of Fund securities.

Other Service Providers

IMST Distributors, LLC (the “Distributor”) is the Trust’s principal underwriter and acts as the Trust’s distributor in connection with the offering of Fund shares. The Distributor may enter into agreements with banks, broker-dealers, or other financial intermediaries through which investors may purchase or redeem shares. The Distributor is not affiliated with the Trust, the Advisor or any other service provider for the Fund.

Fund Expenses

The Fund is responsible for its own operating expenses (all of which will be borne directly or indirectly by the Fund’s shareholders), including among others, legal fees and expenses of counsel to the Fund and the Fund’s independent trustees; insurance (including trustees’ and officers’ errors and omissions insurance); auditing and accounting expenses; taxes and governmental fees; listing fees; fees and expenses of the Fund’s custodians, administrators, transfer agents, registrars and other service providers; expenses for portfolio pricing services by a pricing agent, if any; expenses in connection with the issuance and offering of shares; brokerage commissions and other costs of acquiring or disposing of any portfolio holding of the Fund; and any litigation expenses.

The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.95% of the average daily net assets of the Fund. This agreement is in effect until September 30, 2019, and it may be terminated before that date only by the Trust’s Board of Trustees.

Any reduction in advisory fees or payment of the Fund’s expenses made by the Advisor in a fiscal year may be reimbursed by the Fund for a period ending three full fiscal years after the date of reduction or payment if the Advisor so requests. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. However, the reimbursement amount may not exceed the total amount of fees waived and/or Fund expenses paid by the Advisor and will not include any amounts previously reimbursed to the Advisor by the Fund. Any such reimbursement is contingent upon the Board’s subsequent review of the reimbursed amounts. The Fund must pay current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or Fund expenses.

Additional Payments to Broker-Dealers and Other Financial Intermediaries

The Fund or the Advisor may pay service fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, some of which may be affiliates, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.

The Advisor, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to broker-dealers or intermediaries that sell shares of the Fund. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. The Advisor may pay cash compensation for inclusion of the Fund on a sales list, including a preferred or select sales list, or in other sales programs, or may pay an expense reimbursement in cases where the intermediary provides shareholder services to the Fund’s shareholders. The Advisor may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold.

YOUR ACCOUNT WITH THE FUND

Share Price

The offering price of the Fund’s shares is the net asset value per share (“NAV”). The Fund’s NAV is calculated as of 4:00 pm Eastern time, the normal close of regular trading on the New York Stock Exchange (“NYSE”), on each day the NYSE is open for trading. If for example, the NYSE closes at 1:00 p.m. New York time, the Fund’s NAV would still be determined as of 4:00 p.m. New York time. In this example, portfolio securities traded on the NYSE would be valued at their closing prices unless the Trust’s Valuation Committee determines that a “fair value” adjustment is appropriate due to subsequent events. The Fund’s NAV is determined by dividing the value of the Fund’s portfolio securities, cash and other assets (including accrued interest) allocable to such class, less all liabilities (including accrued expenses) allocable to such class, by the total number of outstanding shares of such class. The Fund’s NAV may be calculated earlier if permitted by the SEC. The NYSE is closed on weekends and most U.S. national holidays. However, foreign securities listed primarily on non-U.S. markets may trade on weekends or other days on which the Fund does not value its shares, which may significantly affect the Fund’s NAV on days when you are not able to buy or sell Fund shares.

The Fund’s securities generally are valued at market price. Securities are valued at fair value when market quotations are not readily available. The Board has adopted procedures to be followed when the Fund must utilize fair value pricing, including when reliable market quotations are not readily available, when the Fund’s pricing service does not provide a valuation (or provides a valuation that, in the judgment of the Advisor, does not represent the security’s fair value), or when, in the judgment of the Advisor, events have rendered the market value unreliable (see, for example, the discussion of fair value pricing of foreign securities in the paragraph below). Valuing securities at fair value involves reliance on the judgment of the Advisor and the Board (or a committee thereof), and may result in a different price being used in the calculation of the Fund’s NAV from quoted or published prices for the same securities. Fair value determinations are made in good faith in accordance with procedures adopted by the Board. There can be no assurance that the Fund will obtain the fair value assigned to a security if it sells the security.

In certain circumstances, the Fund employs fair value pricing to ensure greater accuracy in determining daily NAV and to prevent dilution by frequent traders or market timers who seek to exploit temporary market anomalies. Fair value pricing may be applied to foreign securities held by the Fund upon the occurrence of an event after the close of trading on non-U.S. markets but before the close of trading on the NYSE when the Fund’s NAV is determined. If the event may result in a material adjustment to the price of the Fund’s foreign securities once non-U.S. markets open on the following business day (such as, for example, a significant surge or decline in the U.S. market), the Fund may value such foreign securities at fair value, taking into account the effect of such event, in order to calculate the Fund’s NAV.

Other types of portfolio securities that the Fund may fair value include, but are not limited to: (1) investments that are illiquid or traded infrequently, including “restricted” securities and private placements for which there is no public market; (2) investments for which, in the judgment of the Advisor, the market price is stale; (3) securities of an issuer that has entered into a restructuring; (4) securities for which trading has been halted or suspended; and (5) fixed income securities for which there is no current market value quotation.

Purchase of Shares

To purchase shares of the Fund, you must invest at least the minimum amount indicated in the following table.

Minimum Investments	To Open Your Account	To Add to Your Account
Direct Regular Accounts	$25,000	$5,000
Direct Retirement Accounts	$10,000	$1,000
Automatic Investment Plan	$10,000	$500
Gift Account For Minors	$10,000	$1,000

Shares of the Fund may be purchased by check, by wire transfer of funds via a bank or through an approved financial intermediary (i.e., a supermarket, investment advisor, financial planner or consultant, broker, dealer or other investment professional and their agents) authorized by the Fund to receive purchase orders. Financial intermediaries may provide varying arrangements for their clients to purchase and redeem shares, which may include different sales charges as described in this Prospectus, additional fees and different investment minimums. In addition, from time to time, a financial intermediary may modify or waive the initial and subsequent investment minimums. The share class your financial intermediary sells may depend on, among other things, the type of investor account and the policies, procedures and practices adopted by your financial intermediary. You should review these arrangements with your financial intermediary.

You may make an initial investment in an amount greater than the minimum amounts shown in the preceding table and the Fund may, from time to time, reduce or waive the minimum initial investment amounts. The minimum initial investment amount is automatically waived for Fund shares purchased by Trustees of the Trust and current or retired directors and employees of the Advisor and its affiliates.

To the extent allowed by applicable law, the Fund reserves the right to discontinue offering shares at any time or to cease operating entirely.

In-Kind Purchases and Redemptions

The Fund reserves the right to accept payment for shares in the form of securities that are permissible investments for the Fund. The Fund also reserves the right to pay redemptions by an “in-kind” distribution of portfolio securities (instead of cash) from the Fund. In-kind purchases and redemptions are taxable events and may result in the recognition of gain or loss for federal income tax purposes. See the SAI for further information about the terms of these purchases and redemptions.

Additional Investments

Additional subscriptions in the Fund generally may be made by investing at least the minimum amount shown in the table above. Exceptions may be made at the Fund’s discretion. You may purchase additional shares of the Fund by sending a check together with the investment stub from your most recent account statement to the Fund at the applicable address listed in the table below. Please ensure that you include your account number on the check. If you do not have the investment stub from your account statement, list your name, address and account number on a separate sheet of paper and include it with your check. You may also make additional investments in the Fund by wire transfer of funds or through an approved financial intermediary. The minimum additional investment amount is automatically waived for shares purchased by Trustees of the Trust and current or retired directors and employees of the Advisor and its affiliates. Please follow the procedures described in this Prospectus.

Dividend Reinvestment

You may reinvest dividends and capital gains distributions in shares of the Fund. Such shares are acquired at NAV on the applicable payable date of the dividend or capital gain distribution. Unless you instruct otherwise, dividends and distributions on Fund shares are automatically reinvested in shares of the Fund. This instruction may be made by writing to the Transfer Agent or by telephone by calling 1-877-998-9880. You may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain distributions be paid in cash or be reinvested in the Fund at the next determined NAV. If you elect to receive dividends and/or capital gain distributions in cash and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months or more, the Fund reserves the right to reinvest the distribution check in your account at the Fund’s current NAV and to reinvest all subsequent distributions.

Customer Identification Information

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, you will be asked for your name, date of birth (for a natural person), your residential address or principal place of business, and mailing address, if different, as well as your Social Security Number or Taxpayer Identification Number. Beginning May 11, 2018, this includes the name, residential address, date of birth and Social Security Number of the underlying beneficial owners and authorized control persons of entity owners. Additional information is required for corporations, partnerships and other entities. Applications without such information will not be considered in good order. The Fund reserves the right to deny any application if the application is not in good order.

This Prospectus should not be considered a solicitation to purchase or as an offer to sell shares of the Fund in any jurisdiction where it would be unlawful to do so under the laws of that jurisdiction. Please note that the value of your account may be transferred to the appropriate state if no activity occurs in the account within the time period specified by state law.

Automatic Investment Plan

If you intend to use the Automatic Investment Plan (“AIP”), you may open your account with the initial minimum investment amount. Once an account has been opened, you may make additional investments in the Fund at regular intervals through the AIP. If elected on your account application, funds can be automatically transferred from your checking or savings account on the 5th, 10th, 15th, 20th or 25th of each month. In order to participate in the AIP, each additional subscription must be at least $500, and your financial institution must be a member of the Automated Clearing House (“ACH”) network. The first AIP purchase will be made 15 days after the Transfer Agent receives your request in good order. The Transfer Agent will charge a $25 fee for any ACH payment that is rejected by your bank. Your AIP will be terminated if two successive mailings we send to you are returned by the U.S. Postal Service as undeliverable. You may terminate your participation in the AIP at any time by notifying the Transfer Agent at 1-877-998-9880 at least five days prior to the date of the next AIP transfer. The Fund may modify or terminate the AIP at any time without notice.

Timing and Nature of Requests

The purchase price you will pay for the Fund’s shares will be the next NAV calculated after the Transfer Agent or your authorized financial intermediary receives your request in good order. “Good order” means that your purchase request includes: (1) the name of the Fund, (2) the dollar amount of shares to be purchased, (3) your purchase application or investment stub, and (4) a check payable to Bernzott Fund. All requests received in good order before 4:00 p.m. (Eastern Time) on any business day will be processed on that same day. Requests received at or after 4:00 p.m. (Eastern Time) will be transacted at the next business day’s NAV. All purchases must be made in U.S. Dollars and drawn on U.S. financial institutions.

Methods of Buying

Through a broker- dealer or other financial intermediary	The Fund is offered through certain approved financial intermediaries (and their agents). The Fund is also offered directly. A purchase order placed with a financial intermediary or its authorized agent is treated as if such order were placed directly with the Fund, and will be deemed to have been received by the Fund when the financial intermediary or its authorized agent receives the order and executed at the next NAV calculated by the Fund. Your financial intermediary will hold your shares in a pooled account in its (or its agent’s) name. The Fund may pay your financial intermediary (or its agent) to maintain your individual ownership information, maintain required records, and provide other shareholder services. A financial intermediary which offers shares may charge its individual clients transaction fees which may be in addition to those described in this Prospectus. If you invest through your financial intermediary, its policies and fees may be different than those described in this Prospectus. For example, the financial intermediary may charge transaction fees or set different minimum investments. Your financial intermediary is responsible for processing your order correctly and promptly, keeping you advised of the status of your account, confirming your transactions and ensuring that you receive copies of the Fund’s Prospectus. Please contact your financial intermediary to determine whether it is an approved financial intermediary of the Fund or for additional information.
By mail	The Fund will not accept payment in cash, including cashier’s checks. Also, to prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks, money orders or starter checks for the purchase of shares. All checks must be made in U.S. Dollars and drawn on U.S. financial institutions.
To buy shares directly from the Fund by mail, complete an account application and send it together with your check for the amount you wish to invest to the Fund at the address indicated below. To make additional investments once you have opened your account, write your account number on the check and send it to the Fund together with the most recent confirmation statement received from the Transfer Agent. If your check is returned for insufficient funds, your purchase will be canceled and a $25 fee will be assessed against your account by the Transfer Agent.
	Regular Mail Bernzott Fund P.O. Box 2175 Milwaukee, Wisconsin 53201	Overnight Delivery Bernzott Fund 235 W. Galena Street Milwaukee, Wisconsin 53212
The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.
By telephone	To make additional investments by telephone, you must authorize telephone purchases on your account application. If you have given authorization for telephone transactions and your account has been open for at least 15 days, call the Transfer Agent toll-free at 1-877-998-9880 and you will be allowed to move money in amounts of at least $500 but not greater than $50,000, from your bank account to the Fund account upon request. Only bank accounts held at U.S. institutions that are ACH members may be used for telephone transactions. If your order is placed before 4:00 p.m. (Eastern Time) on a business day shares will be purchased in your account at the NAV calculated on that day. Orders received at or after 4:00 p.m. (Eastern Time) will be transacted at the next business day’s NAV. For security reasons, requests by telephone will be recorded.
By wire	To open an account by wire, a completed account application form must be received by the Fund before your wire can be accepted. You may mail or send by overnight delivery your account application form to the Transfer Agent. Upon receipt of your completed account application form, an account will be established for you. The account number assigned to you will be required as part of the wiring instruction that should be provided to your bank to send the wire. Your bank must include the name of the Fund, the account number, and your name so that monies can be correctly applied. Your bank should transmit monies by wire to:

UMB Bank, n.a.

ABA Number: 101000695

For credit to Bernzott Fund

A/C # 9872013751

For further credit to:

Your account number

Fund Name

Name(s) of investor(s)

Social Security Number or Taxpayer Identification Number

Before sending your wire, please contact the Transfer Agent at 1-877-998-9880 to notify it of your intention to wire funds. This will ensure prompt and accurate credit upon receipt of your wire. Your bank may charge a fee for its wiring service.
Wired funds must be received prior to 4:00 p.m. (Eastern Time) on a business day to be eligible for same day pricing. The Fund and UMB Bank, n.a. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Selling (Redeeming) Fund Shares

Through a broker- dealer or other financial intermediary	If you purchased your shares through an approved financial intermediary, your redemption order must be placed through the same financial intermediary. The Fund will be deemed to have received a redemption order when a financial intermediary (or its authorized agent) receives the order. The financial intermediary must receive your redemption order prior to 4:00 p.m. (Eastern Time) on a business day for the redemption to be processed at the current day’s NAV. Orders received at or after 4:00 p.m. (Eastern Time) on a business day or on a day when the Fund does not value its shares will be transacted at the next business day’s NAV. Please keep in mind that your financial intermediary may charge additional fees for its services. In the event your approved financial intermediary is no longer available or in operation, you may place your redemption order directly with the Fund as described below.
By mail	You may redeem shares purchased directly from the Fund by mail. Send your written redemption request to Bernzott Fund at the address indicated below. Your request must be in good order and contain the Fund name, the name(s) on the account, your account number and the dollar amount or the number of shares to be redeemed. The redemption request must be signed by all shareholders listed on the account. Additional documents are required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators, or guardians (i.e., corporate resolutions dated within 60 days, or trust documents indicating proper authorization).
	Regular Mail Bernzott Fund P.O. Box 2175 Milwaukee, Wisconsin 53201	Overnight Delivery Bernzott Fund 235 W. Galena Street Milwaukee, Wisconsin 53212
A Medallion signature guarantee must be included if any of the following situations apply:

• You wish to redeem more than $50,000 worth of shares;

• When redemption proceeds are sent to any person, address or bank account not on record;

• If a change of address was received by the Transfer Agent within the last 15 days;

• If ownership is changed on your account; or

• When establishing or modifying certain services on your account.

By telephone	To redeem shares by telephone, call the Fund at 1-877-998-9880 and specify the amount of money you wish to redeem. You may have a check sent to the address of record, or, if previously established on your account, you may have proceeds sent by wire or electronic funds transfer through the ACH network directly to your bank account. Wire transfers are subject to a $20 fee paid by the shareholder and your bank may charge a fee to receive wired funds. Checks sent via overnight delivery are subject to a $25 charge. You do not incur any charge when proceeds are sent via the ACH network; however, credit may not be available for two to three business days.
If you are authorized to perform telephone transactions (either through your account application form or by subsequent arrangement in writing with the Fund), you may redeem shares worth up to $50,000, by instructing the Fund by phone at 1-877-998-9880. Unless noted on the initial account application, a Medallion signature guarantee is required of all shareholders in order to qualify for or to change telephone redemption privileges.
Note: The Fund and all of its service providers will not be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine. To confirm that all telephone instructions are genuine, the caller must verify the following:

• The Fund account number;

• The name in which his or her account is registered;

• The Social Security Number or Taxpayer Identification Number under which the account is registered; and

• The address of the account holder, as stated in the account application form.

Medallion Signature Guarantee

In addition to the situations described above, the Fund reserves the right to require a Medallion signature guarantee in other instances based on the circumstances relative to the particular situation.

Shareholders redeeming more than $50,000 worth of shares by mail should submit written instructions with a Medallion signature guarantee from an eligible institution acceptable to the Transfer Agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, or from any participant in a Medallion program recognized by the Securities Transfer Association. The three currently recognized Medallion programs are Securities Transfer Agents Medallion Program, Stock Exchanges Medallion Program and New York Stock Exchange, Inc. Medallion Signature Program. Signature guarantees that are not part of these programs will not be accepted. Participants in Medallion programs are subject to dollar limitations which must be considered when requesting their guarantee. The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper. A notary public cannot provide a signature guarantee.

Systematic Withdrawal Plan

You may request that a predetermined dollar amount be sent to you on a monthly or quarterly basis. Your account must maintain a value of at least $100,000 for you to be eligible to participate in the Systematic Withdrawal Plan (“SWP”). The minimum withdrawal amount is $500. If you elect to receive redemptions through the SWP, the Fund will send a check to your address of record, or will send the payment via electronic funds transfer through the ACH network, directly to your bank account on record. You may request an application for the SWP by calling the Transfer Agent toll-free at 1-877-998-9880. The Fund may modify or terminate the SWP at any time. You may terminate your participation in the SWP by calling the Transfer Agent at least five business days before the next withdrawal.

Payment of Redemption Proceeds

You may redeem shares of the Fund at a price equal to the NAV next determined after the Transfer Agent and/or authorized agent receives your redemption request in good order. Generally, your redemption request cannot be processed on days the NYSE is closed. Redemption proceeds for requests received in good order by the Transfer Agent and/or authorized agent before the close of the regular trading session of the NYSE (generally, 4:00 p.m. Eastern Time) will usually be sent to the address of record or the bank you indicate, or wired using the wire instructions on record, on the following business day. Payment of redemption proceeds may take longer than typically expected, but will be sent within seven calendar days after the Fund receives your redemption request, except as specified below.

If you purchase shares using a check and request a redemption before the check has cleared, the Fund may postpone payment of your redemption proceeds up to 15 calendar days while the Fund waits for the check to clear. Furthermore, the Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than seven calendar days: (1) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (2) for any period during which an emergency exists affecting the sale of the Fund’s securities or making such sale or the fair determination of the value of the Fund’s net assets not reasonably practicable; or (3) for such other periods as the SEC may permit for the protection of the Fund’s shareholders.

Other Redemption Information

IRA and retirement plan redemptions from accounts for which UMB Bank, n.a. is the custodian must be completed on an IRA Distribution Form or other acceptable form approved by UMB Bank, n.a. Shareholders who hold shares of the Fund through an IRA or other retirement plan, must indicate on their redemption requests whether to withhold federal income tax. Such redemption requests will generally be subject to a 10% federal income tax withholding unless a shareholder elects not to have taxes withheld. An IRA owner with a foreign residential address may not elect to forgo the 10% withholding. In addition, if you are a resident of certain states, state income tax also applies to non-Roth IRA distributions when federal withholding applies. Please consult with your tax professional.

The Fund generally pays sale (redemption) proceeds in cash. The Fund typically expects to satisfy redemption requests by selling portfolio assets or by using holdings of cash or cash equivalents. The Fund uses these methods during both normal and stressed market conditions. During conditions that make the payment of cash unwise and/or in order to protect the interests of the Fund’s remaining shareholders, the Fund may pay all or part of a shareholder’s redemption proceeds in portfolio securities with a market value equal to the redemption price (redemption-in-kind) in lieu of cash. The Fund may redeem shares in-kind during both normal and stressed market conditions. Generally, in-kind redemptions will be effected through a pro rata distribution of the Fund's portfolio securities. If the Fund redeems your shares in kind, you will bear any market risks associated with investment in these securities, and you will be responsible for the costs (including brokerage charges) of converting the securities to cash.

The Fund may redeem all of the shares held in your account if your balance falls below the Fund’s minimum initial investment amount due to your redemption activity. In these circumstances, the Fund will notify you in writing and request that you increase your balance above the minimum initial investment amount within 30 days of the date of the notice. If, within 30 days of the Fund’s written request, you have not increased your account balance, your shares will be automatically redeemed at the current NAV. The Fund will not require that your shares be redeemed if the value of your account drops below the investment minimum due to fluctuations of the Fund’s NAV.

Cost Basis Information

Federal tax law requires that regulated investment companies, such as the Fund, report their shareholders' cost basis, gain/loss, and holding period to the IRS on the shareholders’ Consolidated Form 1099s when “covered” shares of the regulated investment companies are sold. Covered shares are any shares acquired (including pursuant to a dividend reinvestment plan) on or after January 1, 2012.

The Fund has chosen “first-in, first-out” (“FIFO”) as its standing (default) tax lot identification method for all shareholders, which means this is the method the Fund will use to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Fund’s standing tax lot identification method is the method it will use to report the sale of covered shares on your Consolidated Form 1099 if you do not select a specific tax lot identification method. Redemptions are taxable and you may realize a gain or a loss upon the sale of your shares. Certain shareholders may be subject to backup withholding.

Subject to certain limitations, you may choose a method other than the Fund’s standing method at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Treasury regulations or consult your tax advisor with regard to your personal circumstances.

Tools to Combat Frequent Transactions

The Trust’s Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. The Trust discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm the Fund’s performance. The Trust takes steps to reduce the frequency and effect of these activities on the Fund. These steps may include monitoring trading activity and using fair value pricing. In addition, the Trust may take action, which may include using its best efforts to restrict a shareholder’s trading privileges in the Fund, if that shareholder has engaged in four or more “round trips” in the Fund during a 12-month period. Although these efforts (which are described in more detail below) are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity may occur. Further, while the Trust makes efforts to identify and restrict frequent trading, the Trust receives purchase and sale orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or the use of group or omnibus accounts by those intermediaries. The Trust seeks to exercise its judgment in implementing these tools to the best of its ability in a manner that the Trust believes is consistent with the interests of Fund shareholders.

Redemption Fee	You will be charged a redemption fee of 2.00% of the value of the Fund shares being redeemed if you redeem your shares of the Fund within 30 days of purchase. The FIFO method is used to determine the holding period; this means that if you bought shares on different days, the shares purchased first will be redeemed first for the purpose of determining whether the redemption fee applies. The redemption fee is deducted from the sale proceeds and is retained by the Fund for the benefit of its remaining shareholders. The fee will not apply to redemptions (i) due to a shareholder’s death or disability, (ii) from certain omnibus accounts with systematic or contractual limitations, (iii) of shares acquired through reinvestments of dividends or capital gains distributions, (iv) through certain employer-sponsored retirement plans or employee benefit plans or, with respect to any such plan, to comply with minimum distribution requirements, (v) effected pursuant to asset allocation programs, wrap fee programs, and other investment programs offered by financial institutions where investment decisions are made on a discretionary basis by investment professionals, (vi) effected pursuant to an automatic non-discretionary rebalancing program, (vii) effected pursuant to the SWP, or (viii) by the Fund with respect to accounts falling below the minimum initial investment amount. The Trust reserves the right to waive this fee in other circumstances if the Advisor determines that doing so is in the best interests of the Fund.
Monitoring Trading Practices	The Trust may monitor trades in Fund shares in an effort to detect short-term trading activities. If, as a result of this monitoring, the Trust believes that a shareholder of the Fund has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts. In making such judgments, the Trust seeks to act in a manner that it believes is consistent with the best interest of Fund shareholders. Due to the complexity and subjectivity involved in identifying abusive trading activity, there can be no assurance that the Trust’s efforts will identify all trades or trading practices that may be considered abusive.

General Transaction Policies

Some of the following policies are mentioned above. In general, the Fund reserves the right to:

•	vary or waive any minimum investment requirement;
•	refuse, change, discontinue, or temporarily suspend account services, including purchase or telephone redemption privileges (if redemption by telephone is not available, you may send your redemption order to the Fund via regular or overnight delivery), for any reason;
•	reject any purchase request for any reason (generally the Fund does this if the purchase is disruptive to the efficient management of the Fund due to the timing of the investment or an investor’s history of excessive trading);
•	delay paying redemption proceeds for up to seven calendar days after receiving a request, if an earlier payment could adversely affect the Fund;
•	reject any purchase or redemption request that does not contain all required documentation; and
•	subject to applicable law and with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

If you elect telephone privileges on the account application or in a letter to the Fund, you may be responsible for any fraudulent telephone orders as long as the Fund and/or its service providers have taken reasonable precautions to verify your identity. In addition, once you place a telephone transaction request, it cannot be canceled or modified.

During periods of significant economic or market change, telephone transactions may be difficult to complete. If you are unable to contact the Fund by telephone, you may also mail your request to the Fund at the address listed under “Methods of Buying.”

Your broker or other financial intermediary may establish policies that differ from those of the Fund. For example, the organization may charge transaction fees, set higher minimum investments, or impose certain limitations on buying or selling shares in addition to those identified in this Prospectus. Contact your broker or other financial intermediary for details. Please note that the value of your account may be transferred to the appropriate state if no activity occurs in the account within the time period specified by state law.

Prospectus and Shareholder Report Mailings

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and Prospectus to each household. If you do not want the mailing of these documents to be combined with those of other members of your household, please contact your authorized dealer or the Transfer Agent.

Additional Information

The Fund enters into contractual arrangements with various parties, including among others the Advisor, who provide services to the Fund. Shareholders are not parties to, or intended (or “third party”) beneficiaries of, those contractual arrangements.

The Prospectus and the SAI provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws that may not be waived.

DIVIDENDS AND DISTRIBUTIONS

The Fund will make distributions of net investment income and net capital gains, if any, at least annually, typically in December. The Fund may make additional payments of dividends or distributions if it deems it desirable at any other time during the year.

All dividends and distributions will be reinvested in Fund shares unless you choose one of the following options: (1) to receive net investment income dividends in cash, while reinvesting capital gain distributions in additional Fund shares; or (2) to receive all dividends and distributions in cash. If you wish to change your distribution option, please write to the Transfer Agent before the payment date of the distribution.

If you elect to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if your distribution check has not been cashed for six months, the Fund reserves the right to reinvest the distribution check in your account at the Fund’s then current NAV and to reinvest all subsequent distributions.

FEDERAL INCOME TAX CONSEQUENCES

The following discussion is very general and does not address investors subject to special rules, such as investors who hold Fund shares through an IRA, 401(k) plan or other tax-advantaged account. The SAI contains further information about taxes. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax advisor about your investment in the Fund.

You will generally have to pay federal income taxes, as well as any state or local taxes, on distributions received from the Fund, whether paid in cash or reinvested in additional shares. If you sell Fund shares, it is generally considered a taxable event. If you exchange shares of the Fund for shares of another fund, the exchange will be treated as a sale of the Fund’s shares and any gain on the transaction may be subject to federal income tax.

Distributions of net investment income, other than “qualified dividend income,” and distributions of net short-term capital gains, are taxable for federal income tax purposes at ordinary income tax rates. Distributions from the Fund’s net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss) are taxable for federal income tax purposes as long-term capital gain, regardless of how long the shareholder has held Fund shares.

Dividends paid by the Fund (but none of the Fund’s capital gain distributions) may qualify in part for the dividends received deduction available to corporate shareholders, provided certain holding period and other requirements are satisfied.

Distributions of investment income that the Fund reports as “qualified dividend income” may be eligible to be taxed to non-corporate shareholders at the reduced rates applicable to long-term capital gain if derived from the Fund’s qualified dividend income and if certain other requirements are satisfied. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market.

You may want to avoid buying shares of the Fund just before it declares a distribution (on or before the record date), because such a distribution will be taxable to you even though it may effectively be a return of a portion of your investment.

Although distributions are generally taxable when received, dividends declared in October, November or December to shareholders of record as of a date in such month and paid during the following January are treated as if received on December 31 of the calendar year when the dividends were declared. Information on the federal income tax status of dividends and distributions is provided annually.

Dividends and distributions from the Fund and net gain from redemptions of Fund shares will generally be taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.

If you do not provide the Fund with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding on your redemption proceeds, dividends and other distributions. The backup withholding rate is currently 24%.

Dividends and certain other payments made by the Fund to a non-U.S. shareholder are subject to such withholding of federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty). Dividends that are reported by the Fund as “interest-related dividends” or “short-term capital gain dividends” are generally exempt from such withholding. In general, the Fund may report interest-related dividends to the extent of its net income derived from U.S.-source interest and the Fund may report short-term capital gain dividends to the extent its net short-term capital gain for the taxable year exceeds its net long-term capital loss. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax described in this paragraph.

Under legislation commonly referred to as “FATCA,” unless certain non-U.S. entities that hold shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to distributions and, after December 31, 2018, to redemption proceeds and certain capital gain dividends payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the United States and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

Some of the Fund’s investment income may be subject to foreign income taxes that are withheld at the country of origin. Tax treaties between certain countries and the United States may reduce or eliminate such taxes, but there can be no assurance that the Fund will qualify for treaty benefits.

FINANCIAL HIGHLIGHTS

The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single Fund share. The total return figures represent the percentage that an investor in the Fund would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The financial information for the period shown has been audited by Tait, Weller & Baker LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request (see back cover).

Bernzott U.S. Small Cap Value Fund

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended May 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$13.69	$11.85	$13.03	$13.08	$11.95
Income from Investment Operations:
Net investment income [1]	0.01	0.04	0.07	0.04	0.03
Net realized and unrealized gain (loss) on investments	3.23	1.97	(0.81)	1.50	1.39
Total from investment operations	3.24	2.01	(0.74)	1.54	1.42

Less Distributions:
From net investment income	(0.02)	(0.06)	(0.01)	(0.05)	(0.02)
From net realized gain	(0.72)	(0.11)	(0.43)	(1.54)	(0.27)
Total distributions	(0.74)	(0.17)	(0.44)	(1.59)	(0.29)

Redemption fee proceeds[1]	- [2]	- [2]	- [2]	- [2]	- [2]

Net asset value, end of period	$16.19	$13.69	$11.85	$13.03	$13.08

Total return[3]	23.95%	17.07%	(5.63)%	12.43%	11.91%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$75,990	$81,873	$33,959	$25,860	$18,467

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.17%	1.22%	1.52%	1.80%	1.72%
After fees waived and expenses absorbed	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(0.12)%	0.03%	0.02%	(0.56)%	(0.53)%
After fees waived and expenses absorbed	0.10%	0.30%	0.59%	0.29%	0.24%
Portfolio turnover rate	27%	38%	27%	34%	49%

1	Based on average shares outstanding during the period.

2	Amount represents less than $0.01 per share.

3	Total returns would have been lower had certain expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Investment Advisor

Bernzott Capital Advisors

888 West Ventura Blvd., Suite B

Camarillo, California 93010

Fund Co-Administrator

Mutual Fund Administration, LLC

2220 E. Route 66, Suite 226

Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, Wisconsin 53212

Custodian

UMB Bank, n.a.

928 Grand Boulevard, 5th Floor

Kansas City, Missouri 64106

Distributor

IMST Distributors, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

Counsel to the Trust

Morgan, Lewis & Bockius LLP

600 Anton Boulevard, Suite 1800Costa Mesa, California 92626

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

1818 Market Street, Suite 2400

Philadelphia, Pennsylvania 19103

Bernzott U.S. Small Cap Value Fund

A series of Investment Managers Series Trust

FOR MORE INFORMATION

Statement of Additional Information (SAI)

The SAI provides additional details about the investments and techniques of the Fund and certain other additional information. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

Shareholder Reports

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its most recent fiscal year.

The Fund’s SAI and annual and semi-annual reports are available, free of charge, on the Fund’s website at www.Bcafunds.com. You can also obtain a free copy of the Fund’s SAI or annual and semi-annual reports, request other information, or inquire about the Fund by contacting a broker that sells shares of the Fund or by calling the Fund (toll-free) at 1-877-998-9880 or by writing to:

Bernzott Fund

P.O. Box 2175

Milwaukee, Wisconsin 53201

Information about the Fund (including the SAI) can be reviewed and copied at the Public Reference Room of the SEC in Washington, DC. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are also available:

•	Free of charge, on the SEC’s EDGAR Database on the SEC’s Internet site at http://www.sec.gov;
•	For a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or;
•	For a duplication fee, by writing to the SEC’s Public Reference Section, Washington, DC 20549-1520.

(Investment Company Act file no. 811- 21719.)

Statement of Additional Information

October 1, 2018

Bernzott U.S. Small Cap Value Fund

(Ticker Symbol: BSCVX)

a series of Investment Managers Series Trust

This Statement of Additional Information (“SAI”) is not a prospectus, and it should be read in conjunction with the Prospectus dated October 1, 2018, as may be amended from time to time, of the Bernzott U.S. Small Cap Value Fund (the “Fund”), a series of Investment Managers Series Trust (the “Trust”). Bernzott Capital Advisors (the “Advisor”) is the investment advisor to the Fund. A copy of the Fund’s Prospectus may be obtained by contacting the Fund at the address or telephone number specified below. The Fund’s Annual Report to shareholders for the fiscal year ending May 31, 2018, is incorporated by reference herein. A copy of the Fund’s Annual Report can be obtained by contacting the Fund at the address or telephone number specified below.

Bernzott Fund

P.O. Box 2175

Milwaukee, Wisconsin 53201

1-877-998-9880

Table of Contents

THE TRUST AND THE FUND	B-2
INVESTMENT STRATEGIES, POLICIES AND RISKS	B-2
MANAGEMENT OF THE FUND	B-8
PORTFOLIO TRANSACTIONS AND BROKERAGE	B-19
PORTFOLIO TURNOVER	B-20
PROXY VOTING POLICY	B-20
ANTI-MONEY LAUNDERING PROGRAM	B-21
PORTFOLIO HOLDINGS INFORMATION	B-21
DETERMINATION OF NET ASSET VALUE	B-22
PURCHASE AND REDEMPTION OF FUND SHARES	B-24
FEDERAL INCOME TAX MATTERS	B-24
DIVIDENDS AND DISTRIBUTIONS	B-28
GENERAL INFORMATION	B-29
FINANCIAL STATEMENTS	B-30
APPENDIX “A” DESCRIPTION OF SECURITIES RATINGS	B-31
APPENDIX “B” ADVISOR’S AND TRUST’S PROXY POLICIES AND GUIDELINES	B-32

THE TRUST AND THE FUND

The Trust is an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware on February 15, 2005. The Trust currently consists of several other series of shares of beneficial interest. This SAI relates only to the Fund and not to the other series of the Trust. The Fund is classified as a diversified fund, which means it is subject to the diversification requirements under the Investment Company Act of 1940, as amended (the “1940 Act”). Under the 1940 Act, a diversified fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of one issuer (and in not more than 10% of the outstanding voting securities of an issuer), excluding cash, Government securities, and securities of other investment companies. The Fund’s classification as a diversified fund may only be changed with the approval of the Fund’s shareholders.

The Trust is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company. Such a registration does not involve supervision of the management or policies of the Fund. The Prospectus of the Fund and this SAI omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

INVESTMENT STRATEGIES, POLICIES AND RISKS

The discussion below supplements information contained in the Fund’s Prospectus pertaining to the investment policies of the Fund.

PRINCIPAL INVESTMENT STRATEGIES, POLICIES AND RISKS

Equity Securities

Common Stock

The Fund may invest in common stock. Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

The fundamental risk of investing in common stock is that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. While common stocks have historically provided greater long-term returns than preferred stocks, fixed-income and money market investments, common stocks have also experienced significantly more volatility than the returns from those other investments.

Small-Cap Stocks

The Fund may invest in stock of companies with market capitalizations that are small compared to other publicly traded companies. Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and personnel. Investments in smaller, less seasoned companies may present greater opportunities for growth but also may involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Their securities may be traded in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. As a result of owning large positions in this type of security, the Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions. In addition, it may be prudent for the Fund, as its asset size grows, to limit the number of relatively small positions it holds in securities having limited liquidity in order to minimize its exposure to such risks, to minimize transaction costs, and to maximize the benefits of research. As a consequence, as the Fund’s asset size increases, the Fund may reduce its exposure to illiquid small capitalization securities, which could adversely affect performance.

Exchange-Traded Funds (“ETFs”)

The Fund may invest in ETFs. ETFs are pooled investment vehicles that generally seek to track the performance of specific indices. ETFs may be organized as open-end funds or as unit investment trusts (“UITs”). Their shares are listed on stock exchanges and can be traded throughout the day at market-determined prices.

An ETF generally issues index-based investments in aggregations of 50,000 shares known as “Creation Units” in exchange for a “Portfolio Deposit” consisting of (a) a portfolio of securities substantially similar to the component securities (“Index Securities”) of the applicable index (the “Index”), (b) a cash payment equal to a pro rata portion of the dividends accrued on the ETF’s portfolio securities since the last dividend payment by the ETF, net of expenses and liabilities, and (c) a cash payment or credit (“Balancing Amount”) designed to equalize the net asset value of the Index and the net asset value of a Portfolio Deposit.

Shares of ETFs are not individually redeemable, except upon termination of the ETF. To redeem shares of an ETF, an investor must accumulate enough shares of the ETF to reconstitute a Creation Unit. The liquidity of small holdings of ETF shares, therefore, will depend upon the existence of a secondary market for such shares. Upon redemption of a Creation Unit, the portfolio will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

The price of ETF shares is based upon (but not necessarily identical to) the value of the securities held by the ETF. Accordingly, the level of risk involved in the purchase or sale of ETF shares is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for ETF shares is based on a basket of stocks. Disruptions in the markets for the securities underlying ETF shares purchased or sold by the Fund could result in losses on such shares. There is no assurance that the requirements of the national securities exchanges necessary to maintain the listing of shares of any ETF will continue to be met.

OTHER INVESTMENT STRATEGIES, POLICIES AND RISKS

Mid-Cap Stocks

The Fund may also invest in stocks of companies with medium market capitalizations (i.e., mid-cap companies). Such investments share some of the risk characteristics of investments in stocks of companies with small market capitalizations described above, although mid cap companies tend to have longer operating histories, broader product lines and greater financial resources and their stocks tend to be more liquid and less volatile than those of smaller capitalization issuers.

Investment Company Securities

The Fund may invest in shares of other investment companies (each, an “Underlying Fund”), including open-end funds, closed-end funds, UITs and ETFs, to the extent permitted by applicable law and subject to certain restrictions set forth in this SAI.

Under Sections 12(d)(1)(A) and 12(d)(1)(B) of the 1940 Act, the Fund and any companies controlled by the Fund may hold securities of an Underlying Fund in amounts which (i) do not exceed 3% of the total outstanding voting stock of such Underlying Fund, (ii) do not exceed 5% of the value of the Fund’s total assets and (iii) when added to all other Underlying Fund securities held by the Fund, do not exceed 10% of the value of the Fund’s total assets. The Fund may exceed these limits when permitted by SEC order or other applicable law or regulatory guidance, such as is the case with many ETFs.

Generally, under Sections 12(d)(1)(F) and 12(d)(1)(G) of the 1940 Act and SEC rules adopted pursuant to the 1940 Act, the Fund may acquire the securities of affiliated and unaffiliated Underlying Funds subject to the following guidelines and restrictions:

•	The Fund may own an unlimited amount of the securities of any registered open-end fund or registered UIT that is affiliated with the Fund, so long as any such Underlying Fund has a policy that prohibits it from acquiring any securities of registered open-end funds or registered UITs in reliance on certain sections of the 1940 Act.

•	The Fund and its “affiliated persons” may own up to 3% of the outstanding stock of any fund, subject to the following restrictions:

•	the Fund and each Underlying Fund, in the aggregate, may not charge a sales load greater than the limits set forth in Rule 2830(d)(3) of the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”) applicable to funds of funds;

•	each Underlying Fund is not obligated to redeem more than 1% of its total outstanding securities during any period less than 30 days; and

•	the Fund is obligated either to (i) seek instructions from its shareholders with regard to the voting of all proxies with respect to the Underlying Fund and to vote in accordance with such instructions, or (ii) to vote the shares of the Underlying Fund held by the Fund in the same proportion as the vote of all other shareholders of the Underlying Fund.

Acquired funds typically incur fees that are separate from those fees incurred directly by the Fund. The Fund’s purchase of such investment company securities results in the layering of expenses as Fund shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to certain leverage risks. The net asset value and market value of leveraged securities will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged securities. Investment companies may have investment policies that differ from those of the Fund.

Under certain circumstances an open-end investment company in which the Fund invests may determine to make payment of a redemption by the Fund wholly or in part by a distribution in kind of securities from its portfolio, instead of in cash. As a result, the Fund may hold such securities until the Advisor determines it is appropriate to dispose of them. Such disposition will impose additional costs on the Fund.

Investment decisions by the investment advisors to the registered investment companies in which the Fund invests are made independently of the Fund. At any particular time, one Underlying Fund may be purchasing shares of an issuer whose shares are being sold by another Underlying Fund. As a result, under these circumstances the Fund indirectly would incur certain transactional costs without accomplishing any investment purpose.

Illiquid and Restricted Securities

The Fund may invest up to 15% of its net assets in illiquid securities, including (i) securities for which there is no readily available market; (ii) securities in which the disposition would be subject to legal restrictions (so called “restricted securities”); and (iii) repurchase agreements having more than seven days to maturity. However, the Fund will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund’s net assets. The Trust’s Board of Trustees (the “Board”) or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation. The Board has delegated to the Advisor the day-to-day determination of the illiquidity of any security held by the Fund, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Board has directed the Advisor to consider such factors as (a) frequency of trading and availability of quotations; (b) the number of dealers willing to purchase or sell the security and the availability of buyers; (c) the willingness of dealers to be market makers in the security; and (d) the nature of trading activity including (i) the time needed to dispose of a position or part of a position and (ii) offer and solicitation methods. A considerable period of time may elapse between the Fund’s decision to sell such securities and the time when the Fund is able to sell them, during which time the value of the securities could decline. Illiquid securities will usually be priced at fair value as determined in good faith by the Board or its delegate. If, through the appreciation of illiquid securities or the depreciation of liquid securities, more than 15% of the value of the Fund’s net assets is invested in illiquid securities, including restricted securities which are not readily marketable, the Fund will take such steps as are deemed advisable, if any, to protect liquidity.

The Fund may invest in restricted securities. Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933, as amended (the “1933 Act”). Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Restricted securities issued pursuant to Rule 144A under the 1933 Act that have a readily available market usually are not deemed illiquid for purposes of this limitation by the Fund. However, investing in Rule 144A securities could result in increasing the level of the Fund’s illiquidity if qualified institutional buyers become, for a time, uninterested in purchasing these securities.

The Fund may purchase commercial paper issued pursuant to Section 4(a)(2) of the 1933 Act. 4(a)(2) commercial paper has substantially the same price and liquidity characteristics as commercial paper generally, except that the resale of 4(a)(2) commercial paper is limited to the institutional investor marketplace. Such a restriction on resale makes 4(a)(2) commercial paper technically a restricted security under the 1933 Act. In practice, however, 4(a)(2) commercial paper can be resold as easily as any other unrestricted security held by the Fund. Accordingly, 4(a)(2) commercial paper has been determined to be liquid under procedures adopted by the Board of Trustees.

Temporary Investments

The Fund may take temporary defensive measures that are inconsistent with the Fund’s normal fundamental or non-fundamental investment policies and strategies in response to adverse market, economic, political, or other conditions as determined by the Advisor. Such measures could include, but are not limited to, investments in (1) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. government and its agencies, commercial paper, and bank certificates of deposit; (2) repurchase agreements involving any such securities; and (3) other money market instruments. The Fund also may invest in shares of money market mutual funds to the extent permitted under applicable law. Money market mutual funds are investment companies, and the investments in those companies by the Fund are in some cases subject to certain fundamental investment restrictions. As a shareholder in a mutual fund, the Fund will bear its ratable share of its expenses, including management fees, and will remain subject to payment of the fees to the Advisor, with respect to assets so invested. The Fund may not achieve its investment objectives during temporary defensive periods.

Short-Term Investments

The Fund may invest in any of the following securities and instruments:

Bank Certificates of Deposit, Bankers’ Acceptances and Time Deposits. The Fund may acquire certificates of deposit, bankers’ acceptances and time deposits in U.S. Dollar or foreign currencies. Certificates of deposit are negotiable certificates issued against monies deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. The commercial banks issuing these short-term instruments which the Fund may acquire must, at the time of purchase, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. government. If the Fund holds instruments of foreign banks or financial institutions, it may be subject to additional investment risks that are different in some respects from those incurred if the Fund invests only in debt obligations of U.S. domestic issuers. Such risks include future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located, the possible confiscation or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which may adversely affect the payment of principal and interest on these securities.

Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans that may be made and interest rates that may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds and the interest income generated from lending operations. General economic conditions and the quality of loan portfolios affect the banking industry.

As a result of federal and state laws and regulations, domestic banks are required to maintain specified levels of reserves, limited in the amount that they can loan to a single borrower, and are subject to regulations designed to promote financial soundness. However, such laws and regulations may not necessarily apply to foreign banks, thereby affecting the risk involved in bank obligations that the Fund may acquire.

In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under its investment strategies and policies stated above and in the Prospectus, the Fund may invest in interest-bearing time deposits or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Savings Association Obligations. The Fund may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. government.

Commercial Paper, Short-Term Notes and Other Corporate Obligations. The Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

The Fund’s investment in commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by Standard & Poor’s Ratings Group (“S&P”), “Prime-1” or “Prime-2” by Moody’s Investors Service, Inc. (“Moody’s”), or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Advisor to be of comparable quality. These rating symbols are described in Appendix A.

Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations, i.e., credit risk. The Advisor may actively expose the Fund to credit risk. However, there can be no guarantee that the Advisor will be successful in making the right selections and thus fully mitigate the impact of credit risk changes on the Fund.

Repurchase Agreements

The Fund may enter into repurchase agreements with respect to its portfolio securities. Pursuant to such agreements, the Fund acquires securities from financial institutions such as banks and broker-dealers deemed to be creditworthy by the Advisor, subject to the seller’s agreement to repurchase and the Fund’s agreement to resell such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). Securities subject to repurchase agreements will be held by the custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. The seller under a repurchase agreement will be required to maintain the value of the underlying securities at not less than 102% of the repurchase price under the agreement. If the seller defaults on its repurchase obligation, the Fund will suffer a loss to the extent that the proceeds from a sale of the underlying securities are less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Fund’s rights with respect to such securities to be delayed or limited. Repurchase agreements are considered to be loans under the 1940 Act.

Government Obligations

The Fund may invest in U.S. government obligations. Such obligations include Treasury bills, certificates of indebtedness, notes and bonds. U.S. government obligations include securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. U.S. government obligations include securities issued or guaranteed by government-sponsored enterprises.

Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities, including government-sponsored enterprises, where it is not obligated to do so. In addition, U.S. government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Market Conditions

Events in certain sectors historically have resulted and may in the future result, in an unusually high degree of volatility in the financial markets both domestic and foreign. These events have included, but are not limited to: bankruptcies, corporate restructurings, and other events related to the sub-prime mortgage crisis in 2008; governmental efforts to limit short selling and high frequency trading; measures to address U.S. federal and state budget deficits; social, political, and economic instability in Europe; economic stimulus by the Japanese central bank; steep declines in oil prices; dramatic changes in currency exchange rates; and China's economic slowdown. Interconnected global economies and financial markets increase the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Such events may cause significant declines in the values and liquidity of many securities and other instruments. It is impossible to predict whether such conditions will recur. Because such situations may be widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of such events.

Cyber Security Risk

Investment companies, such as the Fund, and its service providers may be subject to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber attacks affecting the Fund or the Advisor, the Fund’s custodian or transfer agent, or intermediaries or other third-party service providers may adversely impact the Fund. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential company information, impede trading, subject the Fund to regulatory fines or financial losses, and cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. While the Fund and its service providers have established business continuity plans and risk management systems designed to prevent or reduce the impact of cyber security attacks, such plans and systems have inherent limitations due in part to the ever-changing nature of technology and cyber security attack tactics, and there is a possibility that certain risks have not been adequately identified or prepared for. Furthermore, the Fund cannot control any cyber security plans or systems implemented by its service providers.

Similar types of cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such portfolio companies to lose value.

INVESTMENT RESTRICTIONS

The Fund has adopted the following restrictions as fundamental policies, which may not be changed without the favorable “vote of the holders of a majority of the outstanding voting securities of the Fund” as defined in the 1940 Act. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” of the Fund means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund. The Fund’s investment objective is a non-fundamental policy and may be changed without shareholder approval.

The Fund may not:

1.	Issue senior securities, borrow money or pledge its assets, except that (i) the Fund may borrow from banks in amounts not exceeding one-third of its net assets (including the amount borrowed); and (ii) this restriction shall not prohibit the Fund from engaging in options transactions or short sales and in investing in financial futures and reverse repurchase agreements.

2.	Act as underwriter, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio;

3.	Invest 25% or more of its total assets, calculated at the time of purchase, in any one industry (other than securities issued by the U.S. Government, its agencies or instrumentalities);

4.	Purchase or sell real estate or interests in real estate or real estate limited partnerships (although the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate, such as real estate investment trusts (REITs));

5.	Make loans of money, except (a) for purchases of debt securities consistent with the investment policies of the Fund, (b) by engaging in repurchase agreements, or (c) through the loan of portfolio securities in an amount up to 33 1/3% of the Fund’s net assets; or

6.	Purchase or sell commodities or commodity futures contracts (although the Fund may invest in financial futures and in companies involved in the production, extraction, or processing of agricultural, energy, base metals, precious metals, and other commodity-related products).

The Fund observes the following restriction as a matter of operating but not fundamental policy, pursuant to positions taken by federal regulatory authorities:

The Fund may not invest, in the aggregate, more than 15% of its net assets in securities with legal or contractual restrictions on resale, securities that are not readily marketable and repurchase agreements with more than seven days to maturity.

Except with respect to borrowing, if a percentage or rating restriction on investment or use of assets set forth herein or in the Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation.

MANAGEMENT OF THE FUND

Trustees and Officers

The overall management of the business and affairs of the Trust is vested with its Board of Trustees. The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, co-administrators, distributor, custodian and transfer agent. The day-to-day operations of the Trust are delegated to its officers, except that the Advisor is responsible for making day-to-day investment decisions in accordance with the Fund’s investment objective, strategies, and policies, all of which are subject to general supervision by the Board.

The Trustees and officers of the Trust, their years of birth and positions with the Trust, term of office with the Trust and length of time served, their business addresses and principal occupations during the past five years and other directorships held during the past five years are listed in the table below. Unless noted otherwise, each person has held the position listed for a minimum of five years. Charles H. Miller, Ashley Toomey Rabun, William H. Young and John P. Zader are all of the Trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (collectively, the “Independent Trustees”).

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years
“Independent” Trustees:
Charles H. Miller [a] (born 1947) Trustee	Since November 2007	Retired (2013 – present). Executive Vice President, Client Management and Development, Access Data, a Broadridge company, a provider of technology and services to asset management firms (1997 – 2012).	1	None.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 – present). President and Founder, InvestorReach, Inc., a financial services consulting firm (1996-2015).	1	Select Sector SPDR Trust, a registered investment company (includes 11 portfolios).
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996-2014). Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 - 2006). Senior Vice President, Oppenheimer Management Company (1983 - 1996). Chairman, NICSA, an investment management trade association (1993-1996).	1	None.
John P. Zader [a] (born 1961) Trustee	Since November 2007	Retired (June 2014 – present). CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (December 2006 – June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	1	Investment Managers Series Trust II, a registered investment company (includes 13 portfolios).
Interested Trustee:
Eric M. Banhazl b† (born 1957) Trustee	Since January 2008	Chairman (2016-present), and President (2006-2015), Mutual Fund Administration, LLC, the co-administrator for the Fund. Trustee and Vice President, Investment Managers Series Trust (December 2007-March 2016).	1	Investment Managers Series Trust II, a registered investment company (includes 13 portfolios).

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years
Officers of the Trust:
Maureen Quill [a] (born 1963) President	Since June 2014	President (January 2018 – present), Chief Operating Officer (June 2014 – January 2018); and Executive Vice President (January 2007 – June 2014), UMB Fund Services, Inc.; Vice President, Investment Managers Series Trust (December 2013 - June 2014).	N/A	N/A
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Co-Chief Executive Officer (2016-present), and Vice President (2006-2015), Mutual Fund Administration, LLC.	N/A	N/A
Joy Ausili [b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016	Co-Chief Executive Officer (2016-present), and Vice President (2006-2015), Mutual Fund Administration, LLC. Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007-March 2016).	N/A	N/A
Diane Drake [b] (born 1967) Secretary	Since March 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present). Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (2010 – 2015).	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014	Principal, Dziura Compliance Consulting, LLC (October 2014 - present); Managing Director, Cipperman Compliance Services (2010 – September 2014); Chief Compliance Officer, Hanlon Investment Management (2009-2010). Vice President − Compliance, Morgan Stanley Investment Management (2000 − 2009).	N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740. Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania19063.
c	Trustees and officers serve until their successors have been duly elected.
d	The Trust is comprised of numerous series managed by unaffiliated investment advisors. The term “Fund Complex” applies only to funds managed by the same investment advisor. The Fund does not hold itself out as related to any other series within the Trust, for purposes of investment and investor services, nor does it share the same investment advisor with any other series.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC.

Compensation

Each Independent Trustee receives from the Trust a quarterly retainer of $30,000. Each Independent Trustee also receives $4,000 for each special in-person meeting attended and $1,000 for each telephonic meeting attended. In addition, Ms. Rabun receives an additional annual retainer of $25,000 for serving as Chairperson of the Board; and each of Mr. Young, Mr. Miller and Mr. Zader receives an additional annual retainer of $10,000 for serving as Audit Committee Chair, Valuation Committee Chair and Nominating, Governance and Regulatory Review Committee Chair, respectively. The Trust has no pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the Trustees.

The Trustees may elect to defer payment of their compensation from the Fund pursuant to the Trust’s non-qualified Deferred Compensation Plan for Trustees which permits the Trustees to defer receipt of all or part of their compensation from the Trust. Amounts deferred are deemed invested in shares of one or more series of the Trust, as selected by the Trustee from time to time. A Trustee’s deferred compensation account will be paid in cash at such times as elected by the Trustee, subject to certain mandatory payment provisions in the Deferred Compensation Plan.

Name of Person/Position	Aggregate Compensation From the Fund[1]	Pension or Retirement Benefits Accrued as Part of Fund’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex Paid to Trustees[1,2]
Charles H. Miller, Independent Trustee and Valuation Committee Chair[3]	$1,704	None	None	$1,704
Ashley Toomey Rabun, Independent Trustee and Chairperson	$1,900	None	None	$1,900
William H. Young, Independent Trustee and Audit Committee Chair	$1,704	None	None	$1,704
John P. Zader, Independent Trustee and Nominating, Governance and Regulatory Review Committee Chair[3]	$1,704	None	None	$1,704

1	For the fiscal year ended May 31, 2018.
2	There are currently numerous portfolios comprising the Trust. The term “Fund Complex” applies only to the Fund. For the Fund’s fiscal year ended May 31, 2018, the aggregate Independent Trustees’ fees for the Trust were $535,000.
3	Mr. Miller and Mr. Zader elected to defer payment of their compensation from the Fund under the Trust’s non-qualified Deferred Compensation Plan for Trustees under which Trustees may defer receipt of all or part of their compensation from the Fund. Amounts deferred are deemed invested in shares of one or more series of the Trust, as selected by the Trustee from time to time. A Trustee’s deferred compensation account will be paid at such times as elected by the Trustee, subject to certain mandatory payment provisions in the Deferred Compensation Plan. Deferral and payment elections under the Deferred Compensation Plan are subject to strict requirements for modification. The total amount of deferred compensation (including interest) payable to Mr. Miller and Mr. Zader was $66,083 as of May 31, 2018.

Mr. Banhazl is not compensated for his service as Trustee because of his affiliation with the Trust. Officers of the Trust are not compensated by the Fund for their services.

Additional Information Concerning the Board and the Trustees

The current Trustees were selected in November 2007 (January 2008 for Mr. Banhazl) with a view towards establishing a Board that would have the broad experience needed to oversee a registered investment company comprised of multiple series employing a variety of different investment strategies. As a group, the Board has extensive experience in many different aspects of the financial services and asset management industries.

The Trustees were selected to join the Board based upon the following factors, among others: character and integrity; willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; as to each Trustee other than Mr. Banhazl and Mr. Zader (at that time), satisfying the criteria for not being classified as an “interested person” of the Trust as defined in the 1940 Act; and, as to Mr. Banhazl, his position with Mutual Fund Administration, LLC, one of the Trust’s co-administrators. In addition, the Trustees have the following specific experience, qualifications, attributes and/or skills relevant to the operations of the Trust:

•	Ms. Rabun has substantial senior executive experience in mutual fund marketing and distribution and serving in senior executive and board positions with mutual funds, including multiple series trusts similar to the Trust.

•	Mr. Miller has significant senior executive experience with respect to marketing and distribution of mutual funds, including multiple series trusts similar to the Trust.

•	Mr. Young has broad senior executive experience with respect to the operations and management of mutual funds and administrative service providers, including multiple series trusts similar to the Trust.

•	Mr. Banhazl has significant experience serving in senior executive and board positions for mutual funds and with respect to the organization and operation of mutual funds and multiple series trusts similar to the Trust.

•	Mr. Zader has substantial experience serving in senior executive positions at mutual fund administrative service providers.

In its periodic self-assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Fund. The summaries set forth above as to the qualifications, attributes and skills of the Trustees are required by the registration form adopted by the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case.

The Board of Trustees has three standing committees: the Audit Committee, the Nominating, Governance and Regulatory Review Committee (the “Nominating Committee”), and the Valuation Committee.

•	The function of the Audit Committee, with respect to each series of the Trust, is to review the scope and results of the series’ annual audit and any matters bearing on the audit or the series’ financial statements and to assist the Board’s oversight of the integrity of the series’ pricing and financial reporting. The Audit Committee is comprised of all of the Independent Trustees and is chaired by Mr. Young. It does not include any Interested Trustees. The Audit Committee is expected to meet at least twice a year with respect to each series of the Trust. The Audit Committee met two times during the fiscal year ended May 31, 2018, with respect to the Fund.

The Audit Committee also serves as the Qualified Legal Compliance Committee (“QLCC”) for the Trust for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the SEC on behalf of the issuer.

•	The Nominating Committee is responsible for reviewing matters pertaining to composition, committees, and operations of the Board, as well as assisting the Board in overseeing matters related to certain regulatory issues. The Nominating Committee meets from time to time as needed. The Nominating Committee will consider trustee nominees properly recommended by the Trust’s shareholders. Shareholders who wish to recommend a nominee should send nominations that include, among other things, biographical data and the qualifications of the proposed nominee to the Trust’s Secretary. The Independent Trustees comprise the Nominating Committee, and the Committee is chaired by Mr. Zader. The Nominating Committee met three times during the fiscal year ended May 31, 2018.

•	The function of the Valuation Committee is to recommend to the Board for its approval methodologies for valuing securities held by any series of the Trust for which current and reliable market quotations are not readily available; monitor prices determined by officers of the Trust pursuant to such methodologies; and approve fair valued security prices that are not determined pursuant to an approved methodology. The actions of the Valuation Committee are subsequently reviewed by the Board. The Valuation Committee is comprised of all the Trustees and is chaired by Mr. Miller, but action may be taken by any one of the Trustees. The Valuation Committee meets as needed. The Valuation Committee did not meet during the fiscal year ended May 31, 2018, with respect to the Fund.

Independent Trustees comprise 80% of the Board and Ashley Toomey Rabun, an Independent Trustee, serves as Chairperson of the Board. The Chairperson serves as a key point person for dealings between the Trust’s management and the other Independent Trustees. As noted above, through the committees of the Board the Independent Trustees consider and address important matters involving each series of the Trust, including those presenting conflicts or potential conflicts of interest. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its organization and leadership structure are appropriate in light of its fiduciary and oversight obligations, the special obligations of the Independent Trustees, and the relationship between the Interested Trustees and the Trust’s co-administrators. The Board also believes that its structure facilitates the orderly and efficient flow of information to the Independent Trustees from management.

Consistent with its responsibility for oversight of the Fund in the interests of shareholders, the Board among other things oversees risk management of the Fund’s investment programs and business affairs directly and through the Audit Committee. The Board has emphasized to the Advisor the importance of maintaining vigorous risk management programs and procedures.

The Fund faces a number of risks, such as investment risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund. Under the overall supervision of the Board, the Advisor and other service providers to the Fund employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Trust’s Chief Compliance Officer (the “CCO”), the Advisor’s management, and other service providers (such as the Fund’s independent registered public accounting firm) make periodic reports to the Board or to the Audit Committee with respect to various aspects of risk management. The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s investment objective, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

Fund Shares Beneficially Owned by Trustees. Certain information regarding ownership by the Trustees of the Fund and other series of the Trust, as of December 31, 2017, is set forth in the following table:

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Charles H. Miller, Independent Trustee	None	None
Ashley Toomey Rabun, Independent Trustee	None	None
William H. Young, Independent Trustee	None	Above $100,000
John P. Zader, Independent Trustee	None	None
Eric M. Banhazl, Interested Trustee	None	Above $100,000

Control Persons, Principal Shareholders, and Management Ownership

The following table lists the control persons of the Fund as of September 2, 2018. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges the existence of control1. Shareholders with a controlling interest could affect the outcome of voting or the direction of management of the Fund.

Control Person	Jurisdiction	Percentage of Total Outstanding Shares of the Fund as of September 2, 2018
National Financial Services, LLC FBO Jersey City, NJ 07310	New Jersey	79.31%

The following table lists the principal shareholders of the Fund as of September 2, 2018. The principal shareholders are holders of record of more than 5% of the outstanding shares of the indicated class of the Fund, including the listed shareholders that are financial intermediaries.1

Principal Shareholders	Percentage of Total Outstanding Shares of the Class as of September 2, 2018
National Financial Services, LLC FBO Jersey City, NJ 07310	79.31%
Charles Schwab & Co. Inc. FBO San Francisco, CA 94105	12.30%

[1]	The Fund has no information regarding the beneficial owners of Fund shares owned through accounts with financial intermediaries.

As of September 2, 2018, the Trustees and officers of the Trust as a group did not own more than 1% of the outstanding shares of the Fund. Furthermore, neither the Independent Trustees, nor members of their immediate families, own securities beneficially or of record in the Advisor, the Fund’s distributor, IMST Distributors, LLC (the “Distributor”), or any of their respective affiliates.

The Advisor

Bernzott Capital Advisors, located at 888 W. Ventura Blvd., Suite B, Camarillo, California 93010, acts as investment advisor to the Fund pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). The Advisor is 100% owned by employees and an employee-related party. The majority shareholder is Kevin Bernzott, Chairman and CEO.

Subject to such policies as the Board of Trustees may determine, the Advisor is ultimately responsible for investment decisions for the Fund. Pursuant to the terms of the Advisory Agreement, the Advisor provides the Fund with such investment advice and supervision as it deems necessary for the proper supervision of the Fund’s investments. The Advisor also continuously monitors and maintains the Fund’s investment criteria and determines from time to time what securities may be purchased by the Fund.

The Advisory Agreement will continue in effect with respect to the Fund from year to year only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement. The Advisory Agreement is terminable without penalty by the Trust on behalf of the Fund, upon giving the Advisor 60 days’ notice when authorized either by a majority vote of the Fund’s shareholders or by a vote of a majority of the Board, or by the Advisor on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Advisory Agreement provides that the Advisor shall not be liable for any error of judgment or for any loss suffered by the Trust in connection with the Advisory Agreement, except for a loss resulting from a breach of fiduciary duty, or for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or from reckless disregard by the Advisor of its duties under the Advisory Agreement.

In consideration of the services to be provided by the Advisor pursuant to the Advisory Agreement, the Advisor is entitled to receive from the Fund an investment advisory fee computed daily and paid monthly based on an annual rate equal to a percentage of the Fund’s average daily net assets specified in the Prospectus.

Fund Expenses

The Fund is responsible for its own operating expenses (all of which will be borne directly or indirectly by the Fund’s shareholders), including among others, legal fees and expenses of counsel to the Fund and the Fund’s Independent Trustees; insurance (including Trustees’ and officers’ errors and omissions insurance); auditing and accounting expenses; taxes and governmental fees; listing fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses of the Fund’s custodians, administrators, transfer agents, registrars and other service providers; expenses for portfolio pricing services by a pricing agent, if any; expenses in connection with the issuance and offering of shares; expenses relating to investor and public relations; expenses of registering or qualifying securities of the Fund for public sale; brokerage commissions and other costs of acquiring or disposing of any portfolio holding of the Fund; expenses of preparation and distribution of reports, notices and dividends to shareholders; expenses of the dividend reinvestment plan; compensation and expenses of Trustees; any litigation expenses; and costs of shareholders’ and other meetings.

The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding, as applicable, any taxes, leverage interest, brokerage commissions, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.95% of the average daily net assets of the Fund. This agreement is effective until September 30, 2019, and it may be terminated before that date only by the Board of Trustees.

Any reduction in advisory fees or payment of the Fund’s expenses made by the Advisor in a fiscal year may be reimbursed by the Fund for a period ending three full fiscal years after the date of reduction or payment if the Advisor so requests. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. However, the reimbursement amount may not exceed the total amount of fees waived and/or Fund expenses paid by the Advisor and will not include any amounts previously reimbursed to the Advisor by the Fund. Any such reimbursement is contingent upon the Board’s subsequent review of the reimbursed amounts. The Fund must pay current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or Fund expenses.

The Fund paid the following advisory fees to the Advisor for the periods indicated:

	Advisory Fees Accrued	Advisory Fees Waived	Advisory Fee Retained
For the fiscal year ended May 31, 2018	$676,225	($185,684)	$490,541
For the fiscal year ended May 31, 2017	$471,781	($158,559)	$313,222
For the fiscal year ended May 31, 2016	$237,572	($170,296)	$67,276

Portfolio Managers

Kevin Bernzott, Scott T. Larson, CFA, Thomas A. Derse, CFA and Ryan Ross, CFA are the portfolio managers responsible for the day-to-day management of the Fund.

Other Accounts Managed by the Portfolio Managers. The portfolio managers jointly manage other accounts as of May 31, 2018. Information on these other accounts is as follows.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets (in Million)	Number of Accounts	Total Assets (in Million)	Number of Accounts	Total Assets (in Million)
Kevin Bernzott	0	$0	0	$0	0	$0
Scott T. Larson, CFA	0	$0	0	$0	39	$556.4
Thomas A Derse, CFA	0	$0	0	$0	528	$288.6
Ryan Ross, CFA	0	$0	0	$0	32	$31.3

	Number of Accounts with Advisory Fee Based on Performance
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets (in Million)	Number of Accounts	Total Assets (in Million)	Number of Accounts	Total Assets (in Million)
Kevin Bernzott	0	$0	0	$0	0	$0
Scott T. Larson, CFA	0	$0	0	$0	0	$0
Thomas A Derse, CFA	0	$0	0	$0	0	$0
Ryan Ross, CFA	0	$0	0	$0	0	$0

Material Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. Where conflicts of interest arise between the Fund and other accounts managed by the portfolio managers, the Advisor will proceed in a manner that ensures that the Fund will not be treated less favorably. There may be instances where similar portfolio transactions may be executed for the same security for numerous accounts managed by the portfolio managers. In such instances, securities will be allocated in accordance with the Advisor’s trade allocation policy.

Compensation. The portfolio managers and all employees of the Advisor receive base salaries, discretionary bonuses, and discretionary contributions to a retirement plan. The discretionary bonuses and retirement plan contributions are based on the Advisor’s overall profitability, not the profitability of a single fund or strategy.

Ownership of the Fund by the Portfolio Manager. As of May 31, 2018, the portfolio managers own equity securities of the Fund as follows:

Name of Portfolio Manager	Dollar Range of Fund Shares Owned In (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, Over $1,000,000)
Kevin Bernzott	None
Scott T. Larson, CFA	None
Thomas A. Derse, CFA	$50,001-$100,000
Ryan Ross, CFA	None

Service Providers

Pursuant to a Co-Administration Agreement (the “Co-Administration Agreement”), UMB Fund Services, Inc. (“UMBFS”), 235 West Galena Street, Milwaukee, Wisconsin 53212, and Mutual Fund Administration, LLC (“MFAC”), 2220 E. Route 66, Suite 226, Glendora, California 91740 (collectively the “Co-Administrators”), act as co-administrators for the Fund. The Co-Administrators provide certain administrative services to the Fund, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund’s independent contractors and agents; preparing for signature by an officer of the Trust of all documents required to be filed for compliance with applicable laws and regulations including those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; arranging for the maintenance of books and records of the Fund; and providing, at their own expense, office facilities, equipment and personnel necessary to carry out their duties. In this capacity, the Co-Administrators do not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares. The Co-Administration Agreement provides that neither Co-Administrator shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or its series, except for losses resulting from a Co-Administrator’s willful misfeasance, bad faith or negligence in the performance of its duties or from reckless disregard by it of its obligations and duties under the Agreement.

Pursuant to the Co-Administration Agreement, the Fund pays the Co-Administrators a fee for administration services. The fee is payable monthly based on the Fund’s average daily net assets.

The Fund paid the following co-administrator fees for the periods indicated:

Co-Administrator Fees ($)
Fiscal year ended May 31, 2018	$93,396
Fiscal year ended May 31, 2017	$60,953
Fiscal year ended May 31, 2016	$38,635

UMBFS also acts as the Trust’s fund accountant, transfer agent and dividend disbursing agent pursuant to separate agreements.

UMB Bank, n.a. (the “Custodian”), an affiliate of UMBFS, is the custodian of the assets of the Fund pursuant to a custody agreement between the Custodian and the Trust, whereby the Custodian provides services for fees on a transactional basis plus out-of-pocket expenses. The Custodian’s address is 928 Grand Boulevard, Kansas City, Missouri 64106. The Custodian does not participate in decisions pertaining to the purchase and sale of securities by the Fund.

Tait, Weller & Baker LLP (“Tait Weller”), 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103, is the independent registered public accounting firm for the Fund. Its services include auditing the Fund’s financial statements and the performance of related tax services.

Morgan, Lewis & Bockius LLP (“Morgan Lewis”), 600 Anton Boulevard, Suite 1800,, Costa Mesa, California 92626, serves as legal counsel to the Trust.

Paul Hastings LLP (“Paul Hastings”), 101 California Street, 48th Floor, San Francisco, California 94111, serves as legal counsel to the Independent Trustees.

Distributor and the Distribution Agreement

IMST Distributors, LLC is the distributor (also known as the principal underwriter) of the shares of the Fund and is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of FINRA. The Distributor is not affiliated with the Trust, the Advisor or any other service provider for the Fund.

Under a Distribution Agreement with the Trust dated May 31, 2017 (the “Distribution Agreement”), the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of the Fund. The Distributor continually distributes shares of the Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the Fund. With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, the Fund and/or the Advisor, rather than the Distributor, typically enter into such agreements. These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.

Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase shares. Investors purchasing shares of the Fund through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary. The financial intermediary, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the financial intermediary. The Distributor does not receive compensation from the Fund for its distribution services except the distribution/service fees with respect to the shares of those classes for which a Rule 12b-1 distribution plan is effective. The Advisor pays the Distributor a fee for certain distribution-related services.

The Distribution Agreement will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities in accordance with the 1940 Act. The Distribution Agreement is terminable without penalty by the Trust on behalf of the Fund on no less than 60 days’ written notice when authorized either by a vote of a majority of the outstanding voting securities of the Fund or by vote of a majority of the members of the Board who are not “interested persons” (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the operation of the Distribution Agreement, or by the Distributor, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Distribution Agreement provides that the Distributor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the Distributor’s obligations and duties under the Distribution Agreement, except a loss resulting from the Distributor’s willful misfeasance, bad faith or gross negligence in the performance of such duties and obligations, or by reason of its reckless disregard thereof.

Marketing and Support Payments

The Advisor, out of its own resources and without additional cost to the Fund or its shareholders, may provide cash payments or other compensation to certain financial intermediaries who sell shares of the Fund. These payments are in addition to other fees described in the Fund’s Prospectus and this SAI, and are generally provided for shareholder services or marketing support. Payments for marketing support are typically for inclusion of the Fund on sales lists, including electronic sales platforms. Investors may wish to take these payments into account when considering and evaluating recommendations to purchase shares of the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Pursuant to the Advisory Agreement, the Advisor determines which securities are to be purchased and sold by the Fund and which broker-dealers are eligible to execute the Fund’s portfolio transactions. The purchases and sales of securities in the over-the-counter market will generally be executed by using a broker for the transaction.

Purchases of portfolio securities for the Fund also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) that specialize in the types of securities which the Fund will be holding unless better executions are available elsewhere. Dealers and underwriters usually act as principals for their own accounts. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

In placing portfolio transactions, the Advisor will use reasonable efforts to choose broker-dealers capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the broker-dealer involved, the risk in positioning the block of securities, and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers which furnish or supply research and statistical information to the Advisor that they may lawfully and appropriately use in their investment advisory capacities, as well as provide other services in addition to execution services. The Advisor considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Advisory Agreement with the Fund, to be useful in varying degrees, but of indeterminable value.

While it is the Fund’s general policy to seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Fund, weight is also given to the ability of a broker-dealer to furnish brokerage and research services as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended, to the Fund or to the Advisor, even if the specific services are not directly useful to the Fund and may be useful to the Advisor in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Advisor to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. The standard of reasonableness is to be measured in light of the Advisor’s overall responsibilities to the Fund.

Investment decisions for the Fund are made independently from those of other client accounts that may be managed or advised by the Advisor. Nevertheless, it is possible that at times, identical securities will be acceptable for both the Fund and one or more of such client accounts. In such event, the position of the Fund and such client accounts in the same issuer may vary and the holding period may likewise vary. However, to the extent any of these client accounts seek to acquire the same security as the Fund at the same time, the Fund may not be able to acquire as large a position in such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time as the Advisor’s other client accounts.

The Fund does not effect securities transactions through brokers in accordance with any formula, nor does it effect securities transactions through brokers for selling shares of the Fund. However, broker-dealers who execute brokerage transactions may effect purchase of shares of the Fund for their customers. The brokers may also supply the Fund with research, statistical and other services.

The Fund paid the following brokerage commissions for the periods indicated:

Brokerage Commissions
For the fiscal year ended May 31, 2018	$35,097
For the fiscal year ended May 31, 2017	$48,774
For the fiscal year ended May 31, 2016	$16,421

The increase in the brokerage commissions during the fiscal year ended May 31, 2017, was due to an increase in fund assets and slightly greater trading activity resulting from market volatility.

Holdings of Securities of the Fund’s Regular Brokers or Dealers

From time to time, the Fund may acquire and hold securities issued by its “regular brokers or dealers” or the parents of those brokers or dealers. “Regular brokers or dealers” (as such term is defined in the 1940 Act) of the Fund are the ten brokers or dealers that, during the most recent fiscal year, (i) received the greatest dollar amounts of brokerage commissions from the Fund’s portfolio transactions, (ii) engaged as principal in the largest dollar amounts of the portfolio transactions of the Fund, or (iii) sold the largest dollar amounts of the Fund’s shares. The Fund did not hold any securities of any “regular brokers or dealers” during the fiscal year ended May 31, 2018.

PORTFOLIO TURNOVER

Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. To the extent net short-term capital gains are realized, any distributions resulting from such gains will generally be taxed at ordinary income tax rates for federal income tax purposes.

The Fund’s portfolio turnover rates for the fiscal years ended May 31, 2018, and May 31, 2017, were 27% and 38%, respectively.

PROXY VOTING POLICY

The Board has adopted Proxy Voting Policies and Procedures (the “Trust Policies”) on behalf of the Trust, which delegates the responsibility for voting the Fund’s proxies to the Advisor, subject to the Board’s continuing oversight. The Trust Policies require that the Advisor vote proxies received in a manner consistent with the best interests of the Fund. The Trust Policies also require the Advisor to present to the Board, at least annually, the Advisor’s Proxy Voting Policies and Procedures (the “Advisor Policies”) and a record of each proxy voted by the Advisor on behalf of the Fund, including a report on the resolution of all proxies identified by the Advisor as involving a conflict of interest. See Appendix B for the Trust Policies and Advisor Policies. The Trust Policies and the Advisor Policies are intended to serve as guidelines and to further the economic value of each security held by the Fund. The Trust’s CCO will review the Trust Policies and Advisor Policies annually. Each proxy will be considered individually, taking into account the relevant circumstances at the time of each vote.

If a proxy proposal raises a material conflict between the Advisor’s interests and the Fund’s interests, the Advisor will resolve the conflict by following the Advisor’s policy guidelines or the recommendation of an independent third party.

The Fund is required to annually file Form N-PX, which lists the Fund’s complete proxy voting record for the 12-month period ending June 30 of each year. Once filed, the Fund’s proxy voting record will be available without charge, upon request, by calling toll-free 1-877-998-9880 and on the SEC’s web site at www.sec.gov.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). In order to ensure compliance with this law, the Program provides for the development and implementation of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Distributor and the Fund’s Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Assets Control (“OFAC”), and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

PORTFOLIO HOLDINGS INFORMATION

The Trust has adopted policies and procedures regarding disclosure of portfolio holdings information (the “Disclosure Policy”). The Board of Trustees determined that the adoption of the Disclosure Policy, including the disclosure permitted therein, was in the best interests of the Trust. The Disclosure Policy applies to the Fund, Advisor and other internal parties involved in the administration, operation or custody of the Fund, including, but not limited to UMBFS, MFAC, the Board of Trustees, counsel to the Trust, Morgan Lewis, counsel to the Independent Trustees, Paul Hastings, and the Fund’s independent registered public accounting firm, Tait Weller (collectively, the “Service Providers”). Pursuant to the Disclosure Policy, non-public information concerning the Fund’s portfolio holdings may be disclosed to its Service Providers only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the fiduciary duties owed by the Fund and the Advisor to the Fund’s shareholders. The Fund and its Service Providers may not receive compensation or any other consideration (which includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Advisor or any affiliated person of the Advisor) in connection with the disclosure of portfolio holdings information of the Fund. The Fund’s Disclosure Policy is implemented and overseen by the CCO of the Trust, subject to the oversight of the Board of Trustees. Periodic reports regarding these procedures will be provided to the Trust’s Board.

Portfolio holdings information will be deemed public when it has been (1) posted to the Advisor’s public website (https://www.bernzott.com/investment-strategy.html) or (2) disclosed in periodic regulatory filings on the SEC’s website (www.sec.gov). Management of the Fund may make publicly available its portfolio holdings as of the most recent calendar quarter on the Fund’s public website no earlier than five days after the date of such information (e.g., information as of January 31 may be made available no earlier than February 5).

Non-Public Portfolio Holdings Information Policy. All portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is considered non-public portfolio holdings information for the purposes of the Disclosure Policy. Pursuant to the Disclosure Policy, the Fund or its Service Providers may disclose non-public portfolio holdings information to certain third parties who fall within pre-authorized categories on a daily basis, with no lag time unless otherwise specified below. These third parties include: (i) the Fund’s Service Providers and others who need access to such information in the performance of their contractual or other duties and responsibilities to the Fund (e.g., custodians, accountants, the Advisor, administrators, attorneys, officers and Trustees) and who are subject to duties of confidentiality imposed by law or contract, (ii) brokers who execute trades for the Fund, (iii) evaluation service providers (as described below) and (iv) shareholders receiving in-kind redemptions (as described below).

Evaluation Service Providers. These third parties include mutual fund evaluation services, such as Morningstar, Inc. and Lipper, Inc., if the Fund has a legitimate business purpose for disclosing the information, provided that the third party expressly agrees to maintain the non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information. Subject to the terms and conditions of any agreement between the Fund or its authorized Service Providers and the third party, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which the Fund’s non-public portfolio holdings information is released, and no lag period shall apply. In addition, persons who owe a duty of trust or confidence to the Fund or its service providers (such as legal counsel) may receive non-public portfolio holdings information without entering into a non-disclosure agreement.

Shareholder In-Kind Distributions. The Fund may, in certain circumstances, pay redemption proceeds to a shareholder by an in-kind distribution of portfolio securities (instead of cash). In such circumstances, pursuant to the Disclosure Policy, Fund shareholders may receive a complete listing of the portfolio holdings of the Fund up to seven (7) calendar days prior to making the redemption request provided that they represent orally or in writing that they agree to maintain the confidentiality of the portfolio holdings information and not to trade portfolio securities based on the non-public holdings information.

Other Entities. Pursuant to the Disclosure Policy, the Fund or the Advisor may disclose non-public portfolio holdings information to a third party who does not fall within the pre-approved categories, and who are not executing broker-dealers; however, prior to the receipt of any non-public portfolio holdings information by such third party, the recipient must have entered into a non-disclosure agreement and the disclosure arrangement must have been approved by the CCO of the Trust. The CCO will report to the Board of Trustees on a quarterly basis regarding any recipients of non-public portfolio holdings information approved pursuant to this paragraph. There are no other ongoing arrangements as of the date of this SAI.

The Advisor and its affiliates may provide investment advice to clients other than the Fund that have investment objectives that may be substantially similar to those of the Fund. These clients also may have portfolios consisting of holdings substantially similar to those of the Fund and generally have access to current portfolio holdings information for their accounts. These clients do not owe the Advisor or the Fund a duty of confidentiality with respect to disclosure of their portfolio holdings.

Current Arrangements Regarding Disclosure of Portfolio Holdings As of the date of this SAI, the Trust or the Fund has ongoing business arrangements with the following entities which involve making portfolio holdings information available to such entities as an incidental part of the services they provide to the Trust: (i) the Advisor, MFAC and UMB (the Co-Administrators) and UMB Bank, N.A. (the Custodian) pursuant to investment management, administration and custody agreements, respectively, under which the Trust’s portfolio holdings information is provided daily on a real-time basis (i.e., with no time lag); (ii) Tait Weller (independent registered public accounting firm), Morgan Lewis and Paul Hastings (attorneys) to whom the Trust provides portfolio holdings information on a regular basis with varying lag times after the date of the information; (iii) Broadridge (ProxyEdge) pursuant to a proxy voting agreement under which the Fund’s portfolio holdings information is provided daily subject to a one-day lag; and (iv) Morningstar, Inc., Lipper Inc., Thomson Financial, Vickers Stock Research Corporation, and Bloomberg L.P., to which the Fund’s portfolio holdings information is provided quarterly after the end of the previous fiscal quarter, with a 60-day time lag and no earlier than the date such information is filed on the SEC’s EDGAR system on Form N-Q (for the first and third fiscal quarters) or the Annual or Semi-Annual Report is mailed to shareholders (for the second and fourth fiscal quarters), as applicable.

DETERMINATION OF NET ASSET VALUE

The net asset value per share (the “NAV”) of the Fund’s shares will fluctuate and is determined as of 4:00 p.m. Eastern Time, the normal close of regular trading on the New York Stock Exchange (the “NYSE”) on each day the NYSE is open for trading. The NAV may be calculated earlier if permitted by the SEC. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that the NYSE will not be open for the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement.

The NAV is computed by dividing (a) the difference between the value of the Fund’s securities, cash and other assets and the amount of the Fund’s expenses and liabilities by (b) the number of shares outstanding. The NAV takes into account all of the expenses and fees of the Fund, including management fees and administration fees, which are accrued daily.

Net Assets	=	NAV
Shares Outstanding

Generally, the Fund’s investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Advisor and the Trust’s Valuation Committee pursuant to procedures approved by or under the direction of the Board. Pursuant to those procedures, the Board considers, among other things: 1) the last sale price on the securities exchange, if any, on which a security is primarily traded; 2) the mean between the bid and ask prices; 3) price quotations from an approved pricing service (which use information provided by market makers or estimates of market value based on similar securities), and 4) other factors as necessary to determine a fair value under certain circumstances.

The Fund’s securities which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and ask prices.

Securities that are traded on more than one exchange are valued on the exchange determined by the Advisor to be the primary market. Securities primarily traded in the National Association of Securities Dealers Automated Quotation (“NASDAQ”), National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has not been any sale on such day, at the mean between the bid and ask prices. Over-the-counter (“OTC”) securities which are not traded in the NASDAQ National Market System are valued at the most recent trade price.

Stocks that are “thinly traded” or events occurring when a foreign market is closed but the NYSE is open (for example, the value of a security held by the Fund has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded) may create a situation where a market quote would not be readily available. When a market quote is not readily available, the security’s value is based on “fair value” as determined by procedures adopted by the Board. The Board will periodically review the reliability of the Fund’s fair value methodology. The Fund may hold portfolio securities, such as those traded on foreign securities exchanges that trade on weekends or other days when the Fund’s shares are not priced. Therefore, the value of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem shares.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.

All other assets of the Fund are valued in such manner as the Board in good faith deems appropriate to reflect as their fair value.

PURCHASE AND REDEMPTION OF FUND SHARES

Detailed information on the purchase and redemption of shares is included in the Fund’s Prospectus. Shares of the Fund are sold at the next offering price calculated after receipt of an order for purchase. In order to purchase shares of the Fund, you must invest the initial minimum investment for the relevant class of shares. However, the Fund reserves the right, in its sole discretion, to waive the minimum initial investment amount for certain investors, or to waive or reduce the minimum initial investment for 401(k) plans or other tax-deferred retirement plans. You may purchase shares on any day that the NYSE is open for business by placing orders with the Fund.

The Fund reserves the right to refuse any purchase requests, particularly those that would not be in the best interests of the Fund or its shareholders and could adversely affect the Fund or its operations. This includes those from any individual or group who, in the Fund’s view, is likely to engage in or has a history of excessive trading (usually defined as more than four round-trip transactions out of the Fund within a calendar year). Furthermore, the Fund may suspend the right to redeem its shares or postpone the date of payment upon redemption for more than seven calendar days (i) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (ii) for any period during which an emergency exists affecting the sale of the Fund’s securities or making such sale or the fair determination of the value of the Fund’s net assets not reasonably practicable; or (iii) for such other periods as the SEC may permit for the protection of the Fund’s shareholders. In addition, if shares are purchased using a check and a redemption is requested before the check has cleared, the Fund may postpone payment of the redemption proceeds up to 15 days while the Fund waits for the check to clear.

Redemptions In Kind

The Trust has filed an election under SEC Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets). The Fund has reserved the right to pay the redemption price of its shares in excess of the amounts specified by the rule, either totally or partially, by an in-kind distribution of portfolio securities (instead of cash). The securities so distributed would be valued at the same amounts as those assigned to them in calculating the NAV for the Fund shares being redeemed. If a shareholder receives an in-kind distribution, the shareholder could incur brokerage or other charges in converting the securities to cash.

The Fund does not intend to hold any significant percentage of its portfolio in illiquid securities, although the Fund, like virtually all mutual funds, may from time to time hold a small percentage of securities that are illiquid. In the unlikely event the Fund were to elect to make an in-kind redemption, the Fund expects that it would follow the normal protocol of making such distribution by way of a pro rata distribution based on its entire portfolio. If the Fund held illiquid securities, such distribution may contain a pro rata portion of such illiquid securities or the Fund may determine, based on a materiality assessment, not to include illiquid securities in the in-kind redemption. The Fund does not anticipate that it would ever selectively distribute a greater than pro rata portion of any illiquid securities to satisfy a redemption request. If such securities are included in the distribution, shareholders may not be able to liquidate such securities and may be required to hold such securities indefinitely. Shareholders’ ability to liquidate such securities distributed in-kind may be restricted by resale limitations or substantial restrictions on transfer imposed by the issuers of the securities or by law. Shareholders may only be able to liquidate such securities distributed in-kind at a substantial discount from their value, and there may be higher brokerage costs associated with any subsequent disposition of these securities by the recipient.

FEDERAL INCOME TAX MATTERS

The following is a summary of certain material U.S. federal (and, where noted, state and local) income tax considerations affecting the Fund and its shareholders. The discussion is very general. Current and prospective shareholders are therefore urged to consult their own tax advisers with respect to the specific federal, state, local and foreign tax consequences of investing in the Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Fund is treated as a separate entity from other series of the Trust for federal income tax purposes. The Fund has elected to be, and intends to qualify each year for treatment as a regulated investment company under Subchapter M of the Code by complying with all applicable requirements of the Code, including, among other things, requirements as to the sources of the Fund’s income, diversification of the Fund’s assets and timing of Fund distributions. To so qualify, the Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, in the securities (other than the securities of other regulated investment companies) of any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more “qualified publicly traded partnerships;” and (c) distribute an amount equal to the sum of at least 90% of its investment company taxable income (computed without regard to the dividends-paid deduction) and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).

As a regulated investment company, the Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders provided that it satisfies a minimum distribution requirement. In order to also avoid liability for a non-deductible federal excise tax, the Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year at least the sum of (i) 98% of its ordinary income for such year, (ii) 98.2% of the excess of its realized capital gains over its realized capital losses for the 12-month period generally ending on October 31 during such year and (iii) any amounts from the prior calendar year that were not distributed and on which the Fund paid no federal income tax. The Fund will be subject to income tax at regular corporate tax rates on any taxable income or gains that it does not distribute to its shareholders. The Fund's policy is to distribute to its shareholders all investment company taxable income (determined without regard to the deduction for dividends paid) and any net capital gain (the excess of net long-term capital gain over net short-term capital loss) for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Fund will not be subject to any federal income or excise taxes.

If, for any taxable year, the Fund were to fail to qualify as a regulated investment company or were to fail to meet certain minimum distribution requirements under the Code, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, including any distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), would be taxable to shareholders as ordinary dividend income for federal income tax purposes. However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if the Fund were to fail to qualify as a regulated investment company in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Under certain circumstances, the Fund may be able to cure a failure to qualify as a regulated investment company, but in order to do so the Fund might incur significant Fund-level taxes and might be forced to dispose of certain assets. If the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a regulated investment company in a subsequent year.

Shareholders generally will be subject to federal income taxes on distributions made by the Fund whether paid in cash or additional shares. Distributions of net investment income (including interest, dividend income and net short-term capital gain in excess of any net long-term capital loss, less certain expenses), other than qualified dividend income, will be taxable to shareholders as ordinary income. Distributions of qualified dividend income generally will be taxed to non-corporate shareholders at the federal income tax rates applicable to net capital gain, provided the Fund reports the amount distributed as qualified dividend income.

In general, dividends may be reported by the Fund as qualified dividend income if they are attributable to qualified dividend income received by the Fund. Qualified dividend income generally means dividend income received from the Fund’s investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations, provided that certain holding period and other requirements are met by both the Fund and its shareholders. If 95% or more of the Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the Fund may report all distributions of such income as qualified dividend income.

Dividends paid by the Fund may qualify in part for the dividends-received deduction available to corporate shareholders, provided the Fund reports the amount distributed as a qualifying dividend and certain holding period and other requirements under the Code are satisfied. The reported amount, however, cannot exceed the aggregate amount of qualifying dividends received by the Fund for its taxable year. Eligibility for qualified dividend income treatment and the dividends-received deduction may be reduced or eliminated if, among other things, (i) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property or (ii) certain holding period requirements are not satisfied at both the Fund and shareholder levels. In addition, qualified dividend income treatment is not available if a shareholder elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest.

Distributions of net capital gain if any, that the Fund reports as capital gain dividends will be taxable to non-corporate shareholders as long-term capital gain without regard to how long a shareholder has held shares of the Fund. The Fund may retain certain amounts of capital gains and designate them as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amounts so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on those undistributed amounts against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their federal income tax basis in their shares by an amount equal to the excess of the amounts of undistributed net capital gain included in their respective income over their respective income tax credits.

Distributions in excess of earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of the shareholder’s basis in his or her Fund shares. A distribution treated as a return of capital will reduce the shareholder’s basis in his or her shares, which will result in an increase in the amount of gain (or a decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on a later sale of such shares. After the shareholder’s basis is reduced to zero, any distributions in excess of earnings and profits will be treated as a capital gain, assuming the shareholder holds his or her shares as capital assets.

A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, interest, dividends and certain capital gains (among other categories of income) are generally taken into account in computing a shareholder’s net investment income.

Certain tax-exempt educational institutions will be subject to a 1.4% tax on net investment income. For these purposes, certain dividends and capital gain distributions, and certain gains from the disposition of Fund shares (among other categories of income), are generally taken into account in computing a shareholder’s net investment income.

Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable for federal income tax purposes as if received on December 31 of the calendar year in which declared.

Distributions are includable in alternative minimum taxable income in computing a shareholder's liability for the federal alternative minimum tax. In addition, certain distributions made after the close of a taxable year of the Fund may be “spilled back” and treated for certain purposes as paid by the Fund during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. For purposes of calculating the amount of a regulated investment company’s undistributed income and gain subject to the 4% excise tax described above, such “spilled back” dividends are treated as paid by the regulated investment company when they are actually paid.

A redemption of Fund shares may result in recognition of a taxable gain or loss. The gain or loss will generally be treated as a long-term capital gain or loss if the shares are held for more than one year, and as a short-term capital gain or loss if the shares are held for one year or less. Any loss realized upon a redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains during such six-month period. Any loss realized upon a redemption may be disallowed under certain wash sale rules to the extent shares of the Fund or substantially identical stock or securities are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the redemption.

If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the Internal Revenue Service (the “IRS”) a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is so reportable does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.

If the Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income to shareholders to avoid federal income and excise taxes. Therefore, the Fund may have to sell portfolio securities (potentially under disadvantageous circumstances) to generate cash, or may have to undertake leverage by borrowing cash, to satisfy these distribution requirements. Dispositions of portfolio securities may result in additional gains and additional distribution requirements.

The Fund is required to withhold (as “backup withholding”) a portion of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions and exchanges or repurchases of Fund shares, paid to shareholders who have not complied with certain IRS regulations. The backup withholding rate is 24%. In order to avoid this withholding requirement, shareholders, other than certain exempt entities, must certify on IRS Forms W-9 or on certain other documents, that the Social Security Numbers or other Taxpayer Identification Numbers they provide are their correct numbers and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The Fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that a number provided is incorrect or that backup withholding is applicable as a result of previous underreporting of interest or dividend income.

Ordinary dividends and certain other payments made by the Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate (or a lower rate as may be determined in accordance with any applicable treaty). In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or similar form certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate).

The 30% withholding tax described in the preceding paragraph generally will not apply to distributions of net capital gain, to redemption proceeds, or to dividends that the Fund reports as (a) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from the Fund’s “qualified short-term gain.” “Qualified net interest income” is the Fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of the Fund for the taxable year over its net long-term capital loss, if any. In order to qualify for an exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or other applicable form). Backup withholding will not be applied to payments that are subject to this 30% withholding tax.

Unless certain non-U.S. entities that hold Fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to the Fund’s distributions and, after December 31, 2018, to redemptions and certain capital gain dividends payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the United States and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

This discussion and the related discussion in the Prospectus have been prepared by management of the Fund, and counsel to the Trust has expressed no opinion in respect thereof.

Shareholders and prospective shareholders of the Fund should consult their own tax advisors concerning the effect of owning shares of the Fund in light of their particular tax situations.

DIVIDENDS AND DISTRIBUTIONS

The Fund will receive income in the form of dividends and interest earned on its investments in securities. This income, less the expenses incurred in its operations, is the Fund’s net investment income, substantially all of which will be declared as dividends to the Fund’s shareholders.

The amount of income dividend payments by the Fund is dependent upon the amount of net investment income received by the Fund from its portfolio holdings, is not guaranteed and is subject to the discretion of the Board. The Fund does not pay “interest” or guarantee any fixed rate of return on an investment in its shares.

The Fund also may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Any net gain the Fund may realize from transactions involving investments held for less than the period required for long-term capital gain or loss recognition or otherwise producing short-term capital gains and losses (taking into account any available carryover of capital losses), although a distribution from capital gains, will be distributed to shareholders with and as a part of the income dividends paid by the Fund and will be taxable to shareholders as ordinary income for federal income tax purposes. If during any year the Fund realizes a net gain on transactions involving investments held for more than the period required for long-term capital gain or loss recognition or otherwise producing long-term capital gains and losses, the Fund will have a net long-term capital gain. After deduction of the amount of any net short-term capital loss, the balance (to the extent not offset by any capital losses available to be carried over) generally will be distributed and treated as long-term capital gains in the hands of the shareholders regardless of the length of time the Fund’s shares may have been held by the shareholders. For more information concerning applicable capital gains tax rates, see your tax advisor.

Any dividend or distribution paid by the Fund reduces the Fund’s NAV on the date paid by the amount of the dividend or distribution per share. Accordingly, a dividend or distribution paid shortly after a purchase of shares by a shareholder will generally be taxable, even if it effectively represents a partial return of the shareholder’s capital.

Dividends and other distributions will be made in the form of additional shares of the Fund unless the shareholder has otherwise indicated. Investors have the right to change their elections with respect to the reinvestment of dividends and distributions by notifying the Transfer Agent in writing, but any such change will be effective only as to dividends and other distributions for which the record date is seven or more business days after the Transfer Agent has received the written request.

The Fund’s investments in partnerships, if any, including in qualified publicly traded partnerships, may result in that Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

GENERAL INFORMATION

Investment Managers Series Trust is an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware on February 15, 2005. The Trust has a number of outstanding series of shares of beneficial interest, each of which represents interests in a separate portfolio of securities.

The Trust’s Declaration of Trust permits the Trustees to create additional series of shares, to issue an unlimited number of full and fractional shares of beneficial interest of each series, including the Fund and to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the series. The assets belonging to a series are charged with the liabilities in respect of that series and all expenses, costs, charges and reserves attributable to that series only. Therefore, any creditor of any series may look only to the assets belonging to that series to satisfy the creditor’s debt. Any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as pertaining to any particular series are allocated and charged by the Trustees to and among the existing series in the sole discretion of the Trustees. Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share. Upon the Fund’s liquidation, all shareholders would share pro rata in the net assets of the Fund available for distribution to shareholders.

The Trust may offer more than one class of shares of any series. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The Trust has reserved the right to create and issue additional series or classes.

The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust, which are not attributable to a specific series or class, are allocated among all the series in a manner believed by management of the Trust to be fair and equitable. Shares issued do not have pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that only affect a particular series or class, such as the approval of distribution plans for a particular class.

The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Board, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have, in certain circumstances, the right to remove one or more Trustees without a meeting. No material amendment may be made to the Trust’s Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each portfolio affected by the amendment.

The Trust’s Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series or class, a shareholder servicing agent may vote any shares as to which such shareholder servicing agent is the agent of record for shareholders who are not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of that portfolio otherwise represented at the meeting in person or by proxy as to which such shareholder servicing agent is the agent of record.

Any shares so voted by a shareholder servicing agent will be deemed represented at the meeting for purposes of quorum requirements. Any series or class may be terminated (i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two-thirds of its outstanding shares, except that if the Board recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series’ or class’ outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares, or (iii) by the Board by written notice to the series’ or class’ shareholders. Unless each series and class is so terminated, the Trust will continue indefinitely.

Shareholders may send communications to the Board. Shareholders should send communications intended for the Board by addressing the communications to the Board, in care of the Secretary of the Trust and sending the communication to 2220 E. Route 66, Suite 226, Glendora, California 91740. A shareholder communication must (i) be in writing and be signed by the shareholder, (ii) provide contact information for the shareholder, (iii) identify the Fund to which it relates, and (iv) identify the class and number of shares held by the shareholder. The Secretary of the Trust may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to the Trust or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Fund or is otherwise immaterial in nature. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

The Declaration of Trust provides that no Trustee or officer of the Trust shall be subject to any personal liability in connection with the assets or affairs of the Trust or any of its series except for losses in connection with his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Trust has also entered into an indemnification agreement with each Trustee which provides that the Trust shall advance expenses and indemnify and hold harmless the Trustee in certain circumstances against any expenses incurred by the Trustee in any proceeding arising out of or in connection with the Trustee's service to the Trust, to the maximum extent permitted by the Delaware Statutory Trust Act, the 1933 Act and the 1940 Act, and which provides for certain procedures in connection with such advancement of expenses and indemnification.

The Trust’s Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities.

The Declaration of Trust does not require the issuance of stock certificates. If stock certificates are issued, they must be returned by the registered owners prior to the transfer or redemption of shares represented by such certificates.

Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a “majority” (as defined in the rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants. The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

The Trust and the Advisor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These codes of ethics permit, subject to certain conditions, personnel of each of those entities to invest in securities that may be purchased or held by the Fund.

FINANCIAL STATEMENTS

Incorporated by reference herein is the Fund’s Annual Report to shareholders for the fiscal year ended May 31, 2018, which includes the “Report of Independent Registered Public Accounting Firm”, “Schedule of Investments”, “Statement of Assets and Liabilities”, “Statement of Operations”, “Statements of Changes in Net Assets”, “Financial Highlights” and “Notes to Financial Statements”. A copy of the Fund’s Annual Report can be obtained at no charge by calling 1-877-998-9880 or writing the Fund.

APPENDIX “A”
DESCRIPTION OF SECURITIES RATINGS

Description of certain short-term ratings assigned by Standard & Poor’s Ratings Services (“S&P”) and Moody’s Investors Service (“Moody’s”):

S&P

A-1 - A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are given a plus sign (+) designation. This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 - A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

Moody’s

Prime rating system (short-term)

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by (a) leading market positions in well-established industries, (b) high rates of return on funds employed, (c) conservative capitalization structure with moderate reliance on debt and ample asset protection, (d) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (e) well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

APPENDIX “B”
ADVISOR’S AND TRUST’S PROXY POLICIES AND GUIDELINES

Bernzott Capital Advisors

IA Policies and Procedures Manual

November 8, 2011

Proxy Voting

Policy

Bernzott Capital Advisors, as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm’s proxy policies and practices. Our policies and procedures include the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

Background

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

Responsibility

Hans Walsh, the CCO and Proxy Officer, has the overall responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures. Denelle Rutherford is the Assistant Proxy Officer.

Procedure

Bernzott Capital Advisors has adopted procedures to implement the firm’s policy and conducts reviews to monitor and ensure the firm’s policy is observed, implemented properly and amended or updated, as appropriate, which include the following:

Voting Procedures

•	All employees will forward any proxy materials received on behalf of clients to Denelle Rutherford, the Assistant Proxy Officer (APO);
•	The APO will determine which client accounts hold the security to which the proxy relates;
•	All proxy materials will be passed to Kevin Bernzott, CEO, who will determine how Bernzott Capital Advisors should vote the proxy in accordance with applicable voting guidelines.
•	Once it is determined how each proxy will be voted that information is passed to the APO for her to enter the vote in the ProxyEdge system. All votes must be cast in a timely and appropriate manner.

Disclosure

If Bernzott Capital determines that a conflict of interest exists with respect to voting proxies on behalf of a client, we will contact the client and disclose the potential conflict. The client can then make the determination on how they would like to proceed or determine how they would like the proxy to be voted. Bernzott Capital will maintain a record relating to this process.

Bernzott Capital Advisors provides the required disclosures in response to Item 17 of Form ADV Part 2A summarizing our proxy voting policy and procedures, including a statement that clients may request information regarding how Bernzott Capital Advisors voted a client’s proxies, and that clients may request a copy of the firm's proxy policies and procedures. All clients have received our amended Form ADV Part 2.

Client Requests for Information

All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to Hans Walsh.

In response to any request, Hans Walsh, the CCO, will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how Bernzott Capital Advisors voted the client’s proxy with respect to each proposal about which client inquired.

Voting Guidelines

In the absence of specific voting guidelines from the client, Bernzott Capital Advisors will vote proxies in the best interests of each particular client. Bernzott Capital Advisors' policy is to vote all proxies from a specific issuer the same way for each client absent qualifying restrictions from a client. Clients are permitted to place reasonable restrictions on Bernzott Capital Advisors' voting authority in the same manner that they may place such restrictions on the actual selection of account securities.

Bernzott Capital Advisors will generally vote in favor of routine corporate housekeeping proposals such as the election of directors and selection of auditors absent conflicts of interest raised by an auditors’ non-audit services.

Bernzott Capital Advisors will generally vote against proposals that cause board members to become entrenched or cause unequal voting rights or result in egregious compensation.

Bernzott Capital Advisors also vote against board nominees who do not have significant share ownership or do not have significant experience related to the business of the company or appear to be otherwise unqualified.

Bernzott Capital Advisors generally vote against shareholder -initiated proposals that appear to be driven by social concerns having little relevance to the business of the company.

In reviewing proposals, Bernzott Capital Advisors will further consider the opinion of management and the effect on management, and the effect on shareholder value and the issuer’s business practices.

Conflicts of Interest

Bernzott Capital Advisors will identify any conflicts that exist between the interests of the adviser and the client by reviewing the relationship of Bernzott Capital Advisors with the issuer of each security to determine if Bernzott Capital Advisors or any of its employees has any financial, business or personal relationship with the issuer.

If a material conflict of interest exists, Hans Walsh will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation. Bernzott Capital Advisors will maintain a record of the voting resolution of any conflict of interest.

Recordkeeping

Hans Walsh will ensure the following proxy records are retained in accordance with the SEC’s five-year retention requirement:

•	These policies and procedures and any amendments;
•	Each proxy statement that Bernzott Capital Advisors receives;
•	A record of each vote that Bernzott Capital Advisors casts;
•	Any document Bernzott Capital Advisors created that was material to making a decision how to vote proxies, or that memorializes that decision including any notes of Kevin Bernzott or others involved in the proxy voting decision.
•	A copy of each written request from a client for information on how Bernzott Capital Advisors voted such client’s proxies, and a copy of any written response.

INVESTMENT MANAGERS SERIES TRUST

PROXY VOTING POLICIES AND PROCEDURES

Investment Managers Series Trust (the “Trust”) is registered as an open-end investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust offers multiple series (each a “Fund” and, collectively, the “Funds”). Consistent with its fiduciary duties and pursuant to Rule 30b1-4 under the 1940 Act (the “Proxy Rule”), the Board of Trustees of the Trust (the “Board”) has adopted this proxy voting policy on behalf of the Trust (the “Policy”) to reflect its commitment to ensure that proxies are voted in a manner consistent with the best interests of the Funds’ shareholders.

Delegation of Proxy Voting Authority to Fund Advisors

The Board believes that the investment advisor of each Fund (each an “Advisor” and, collectively, the “Advisors”), as the entity that selects the individual securities that comprise its Fund’s portfolio, is the most knowledgeable and best-suited to make decisions on how to vote proxies of portfolio companies held by that Fund. The Trust shall therefore defer to, and rely on, the Advisor of each Fund to make decisions on how to cast proxy votes on behalf of such Fund.

The Trust hereby designates the Advisor of each Fund as the entity responsible for exercising proxy voting authority with regard to securities held in the Fund’s investment portfolio. Consistent with its duties under this Policy, each Advisor shall monitor and review corporate transactions of corporations in which the Fund has invested, obtain all information sufficient to allow an informed vote on all proxy solicitations, ensure that all proxy votes are cast in a timely fashion, and maintain all records required to be maintained by the Fund under the Proxy Rule and the 1940 Act. Each Advisor shall perform these duties in accordance with the Advisor’s proxy voting policy, a copy of which shall be presented to this Board for its review. Each Advisor shall promptly provide to the Board updates to its proxy voting policy as they are adopted and implemented.

Availability of Proxy Voting Policy and Records Available to Fund Shareholders

If a Fund or an Advisor has a web site, a copy of the Advisor’s proxy voting policy and this Policy may be posted on such website. A copy of such policies and of each Fund’s proxy voting record shall also be made available, without charge, upon request of any shareholder of the Fund, by calling the applicable Fund’s toll-free telephone number as printed in the Fund’s prospectus. The Trust’s administrator shall reply to any Fund shareholder request within three business days of receipt of the request, by first-class mail or other means designed to ensure equally prompt delivery.

Each Advisor shall provide a complete voting record, as required by the Proxy Rule, for each series of the Trust for which it acts as advisor, to the Trust’s co-administrator within 30 days after June 30 of each year. The Trust’s co-administrator, MFAC, will file a report based on such record on Form N-PX on an annual basis with the Securities and Exchange Commission no later than August 31st of each year.

PART C: OTHER INFORMATION

Bernzott U.S. Small Cap Value Fund

ITEM 28.	EXHIBITS

(a)        (1) Agreement and Declaration of Trust of Registrant (1)

(2) Certificate of Trust (1)

(3) Amendment to Certificate of Trust (1)

(4) Amendment to Certificate of Trust (2)

(5) Amendment to Certificate of Trust (7)

(6) Amendment to Agreement and Declaration of Trust (2)

(7) Amendment to Agreement and Declaration of Trust (4)

(8) Amendment to Agreement and Declaration of Trust (6)

(9) Amendment to Agreement and Declaration of Trust (14)

(10) Certificate of Designation of the Bernzott U.S. Small Cap Value Fund (9)

(b) Amended By-Laws of Registrant (5), (12), (18)

(c) Instruments Defining Rights of Security Holders is incorporated by reference to Registrant’s Agreement and Declaration of Trust and Bylaws.

(d) Investment Advisory Agreement (10)

(e) Distribution Agreement (11)

(i) Amended Distribution Agreement (17), (19)

(f) Bonus or Profit Sharing Contracts is not applicable.

(g) Custody Agreement (3)

(h) Other Material Contracts

(1) Transfer Agency Agreement (6)

(i) Amended and Restated Transfer Agency Agreement (16)

(2) Fund Accounting Agreement (6)

(i) Amended and Restated Fund Accounting Agreement (13)

(3) Co-Administration Agreement (6)

(i) Amended and Restated Co-Administration Agreement (13)

(ii) Amendment to Co-Administration Agreement (16)

(4) Operating Expenses Limitation Agreement (10)

(i) Opinion and Consent of Legal Counsel

(j) Consent of Independent Registered Public Accounting Firm – filed herewith

(k) Not applicable

(l) Form of Initial Subscription Agreement

(1) Bernzott U.S. Small Cap Value Fund (10)

(m) Rule 12b-1 Plan – not applicable

(n) Rule 18f-3 Plan – not applicable

(o) Powers of Attorney (3), (15)

(p) Code of Ethics

(1) Code of Ethics of the Trust (3), (8)

(2) Codes of Ethics of the Advisor (10)

(3) Code of Ethics of Distributor - not applicable

(1)	Previously filed in Registrant's Post-Effective Amendment No. 14 filed with the Commission on March 31, 2006.
(2)	Previously filed in Registrant’s Post-Effective Amendment No. 29 filed with the Commission on December 5, 2007.
(3)	Previously filed in Registrant’s Post-Effective Amendment No. 31 filed with the Commission on February 1, 2008.
(4)	Previously filed in Registrant’s Post-Effective Amendment No. 33 filed with the Commission on March 14, 2008.
(5)	Previously filed in Registrant’s Post-Effective Amendment No. 34 filed with the Commission on March 31, 2008.
(6)	Previously filed in Registrant’s Post-Effective Amendment No. 56 filed with the Commission on April 1, 2009.
(7)	Previously filed in Registrant’s Post-Effective Amendment No. 73 filed with the Commission on December 30, 2009.
(8)	Previously filed in Registrant’s Post-Effective Amendment No. 96 filed with the Commission on June 29, 2010.
(9)	Previously filed in Registrant’s Post-Effective Amendment No. 241 filed with the Commission on April 10, 2012.
(10)	Previously filed in Registrant’s Post-Effective Amendment No. 264 filed with the Commission on June 29, 2012.
(11)	Previously filed in Registrant’s Post-Effective Amendment No. 297 filed with the Commission on December 26, 2012.
(12)	Previously filed in Registrant’s Post-Effective Amendment No. 436 filed with the Commission on December 20, 2013.

(13)	Previously filed in Registrant’s Post-Effective Amendment No. 490 filed with the Commission on March 28, 2014.
(14)	Previously filed in Registrant’s Post-Effective Amendment No. 494 filed with the Commission on March 28, 2014.
(15)	Previously filed in Registrant’s Post-Effective Amendment No. 558 filed with the Commission on September 30, 2014.
(16)	Previously filed in Registrant’s Post-Effective Amendment No. 571 filed with the Commission on October 24, 2014.
(17)	Previously filed in Registrant’s Post-Effective Amendment No. 656 filed with the Commission on July 29, 2015.
(18)	Previously filed in Registrant’s Post-Effective Amendment No. 784 filed with the Commission on August 23, 2016.
(19)	Previously filed in Registrant’s Post-Effective Amendment No. 957 filed with the Commission on July 25, 2018.

ITEM 29.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

See the Statement of Additional Information.

ITEM 30.	INDEMNIFICATION

Pursuant to Del. Code Ann. Title 12 Section 3817, a Delaware statutory trust may provide in its governing instrument for the indemnification of its officers and Trustees from and against any and all claims and demands whatsoever.

Reference is made to Article 8, Section 8.4 of the Registrant's Agreement and Declaration of Trust, which provides:

Subject to the limitations, if applicable, hereinafter set forth in this Section 8.4, the Trust shall indemnify (from the assets of the Series or Series to which the conduct in question relates) each of its Trustees, officers, employees and agents (including Persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter, together with such Person's heirs, executors, administrators or personal representative, referred to as a "Covered Person")) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person (i) did not act in good faith in the reasonable belief that such Covered Person's action was in or not opposed to the best interests of the Trust; (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office (iii) for a criminal proceeding, had reasonable cause to believe that his conduct was unlawful (the conduct described in (i), (ii) and (iii) being referred to hereafter as "Disabling Conduct"). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Covered Person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnity was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as defined in Section 2(a)(19) of the 1940 Act nor parties to the proceeding (the "Disinterested Trustees"), or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by one or more Series to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided that the Covered Person shall have undertaken to repay the amounts so paid to such Series if it is ultimately determined that indemnification of such expenses is not authorized under this Article 8 and (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Registrant has also entered into Indemnification Agreements with each of its trustees which provide that the Registrant shall advance expenses and indemnify and hold harmless each trustee in certain circumstances against any expenses incurred by a trustee in any proceeding arising out of or in connection with the trustee's service to the Registrant, to the maximum extent permitted by the Delaware Statutory Trust Act, the Securities Act of 1933 and the Investment Company Act of 1940, and which provide for certain procedures in connection with such advancement of expenses and indemnification.

The Registrant has also entered into Indemnification Agreements with each of its trustees which provide that the Registrant shall advance expenses and indemnify and hold harmless each trustee in certain circumstances against any expenses incurred by a trustee in any proceeding arising out of or in connection with the trustee's service to the Registrant, to the maximum extent permitted by the Delaware Statutory Trust Act, the Securities Act of 1933 and the Investment Company Act of 1940, and which provide for certain procedures in connection with such advancement of expenses and indemnification.

Pursuant to the Distribution Agreement between the Trust and IMST Distributors, LLC (the “Distributor”), the Trust has agreed to indemnify, defend and hold the Distributor, and each of its present or former directors, members, officers, employees, representatives and any person who controls or previously controlled the Distributor within the meaning of Section 15 of the 1933 Act (“Distributor Indemnitees”), free and harmless (a) from and against any and all losses, claims, demands, liabilities, damages, charges, payments, costs and expenses (including the costs of investigating or defending any alleged losses, claims, demands, liabilities, damages, charges, payments, costs or expenses and any counsel fees incurred in connection therewith) of any and every nature (“Losses”) which Distributor and/or each of the Distributor Indemnitees may incur under the 1933 Act, the 1934 Act, any other statute (including Blue Sky laws) or any rule or regulation thereunder, or under common law or otherwise, arising out of or based upon any untrue statement, or alleged untrue statement, of a material fact contained in the registration statement or any prospectus, an annual or interim report to shareholders or sales literature, or any amendments or supplements thereto, or arising out of or based upon any omission, or alleged omission, to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Trust’s obligation to indemnify Distributor and any of the Distributor Indemnitees shall not be deemed to cover any Losses arising out of any untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with information relating to the Distributor and furnished to the Trust or its counsel by Distributor in writing for the purpose of, and used in, the preparation thereof; (b) from and against any and all Losses which Distributor and/or each of the Distributor Indemnitees may incur in connection with this Agreement or the Distributor’s performance hereunder, except to the extent the Losses result from the Distributor’s willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement, (c) from and against any and all Losses which Distributor and/or each of the Distributor Indemnitees may incur resulting from the actions or inactions of any prior service provider to the Trust or any Funds in existence prior to, and added to Schedule A after, the date of this Agreement, or (d) from and against any and all Losses which Distributor and/or each of the Distributor Indemnitees may incur when acting in accordance with instructions from the Trust or its representatives; and provided further that to the extent this agreement of indemnity may require indemnity of any Distributor Indemnitee who is also a trustee or officer of the Trust, no such indemnity shall inure to the benefit of such trustee or officer if to do so would be against public policy as expressed in the 1933 Act or the 1940 Act.

ITEM 31.	BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

With respect to the Advisor, the response to this Item is incorporated by reference to the Advisor’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the Securities and Exchange Commission (“SEC”). The Advisor’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

ITEM 32.	IMST DISTRIBUTORS, LLC

(a)	IMST Distributors, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	Investment Managers Series Trust
2.	Investment Managers Series Trust II

(b)	The following are the Officers and Manager of the Distributor. The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Richard J. Berthy	Three Canal Plaza, Suite 100, Portland, ME 04101	President, Treasurer and Manager	None
Mark A. Fairbanks	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Jennifer K. DiValerio	899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312	Vice President	None
Susan K. Moscaritolo	899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312	Vice President and Chief Compliance Officer	None
Jennifer E. Hoopes	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None

(c)	Not applicable.

ITEM 33.	LOCATION OF ACCOUNTS AND RECORDS.

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained at the following locations:

Records Relating to:	Are located at:
Registrant’s Transfer Agent, Fund Accountant and Co-Administrator	UMB Fund Services, Inc. 235 W. Galena Street Milwaukee, Wisconsin 53212
Registrant’s Co-Administrator	Mutual Fund Administration, LLC 2220 E. Route 66, Suite 226 Glendora, California 91740
Registrant’s Custodian	UMB Bank, n.a. 928 Grand Boulevard, 5th Floor Kansas City, Missouri, 64106
Registrant’s Investment Adviser	Bernzott Capital Advisors 888 W. Ventura Blvd., Suite B Camarillo, California 93010
Registrant’s Distributor	IMST Distributors, LLC Three Canal Plaza, Suite 100 Portland, Maine 04101

ITEM 34.	MANAGEMENT SERVICES

Not applicable

ITEM 35.	UNDERTAKINGS

Not applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Milwaukee and State of Wisconsin, on the 25th day of September, 2018.

INVESTMENT MANAGERS SERIES TRUST

By:	/s/ Maureen Quill
Maureen Quill, President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on the 25th day of September, 2018, by the following persons in the capacities set forth below.

Signature	Title
†
Ashley Toomey Rabun	Trustee
†
William H. Young	Trustee
†
Charles H. Miller	Trustee
†
John P. Zader	Trustee
†
Eric M. Banhazl /s/ Maureen Quill	Trustee
/s/ Rita Dam	President
Rita Dam	Treasurer and Principal Financial and Accounting Officer

† By	/s/ Rita Dam
Attorney-in-fact, pursuant to power of attorney previously filed with Post-Effective Amendment No. 558 on September 30, 2014.

EXHIBIT INDEX

Exhibit	Exhibit No.
Consent of Independent Registered Public Accounting Firm	EX99.28(j)